UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2023

Aceragen, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction Of incorporation)	001-31918 (Commission File Number)	04-3072298 (I.R.S. Employer Identification No.)

505 Eagleview Blvd., Suite 212
Exton, Pennsylvania	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 348-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Matters.

Assignment for the Benefit of Creditors

On July 10, 2023 (the “Effective Date”), the Board of Directors of Aceragen, Inc. (the “Company,” “we,” “us,” “our,” and “Aceragen”) (i) determined that it is in the best interests of Aceragen and its stockholders and creditors to effect a transfer and assignment of substantially all of Aceragen’s assets to an assignee (the “Assignee”) for the benefit of creditors (the “Assignment”) and (ii) approved seeking stockholder approval to proceed with the Assignment pursuant to Delaware law (the “Assignment Proposal”). Aceragen expects to seek stockholder approval of the Assignment Proposal at a special meeting of stockholders (the “Special Meeting of Stockholders”) to be held as soon as reasonably practicable following the Effective Date.

After seeking potential funding sources and other ways to continue to operate Aceragen’s business, Aceragen has been unable to find a viable alternative to the Assignment. The Board believes that, as compared to a filing under federal bankruptcy laws (which the Board believes is the only alternative to the Assignment), the Assignment presents the best opportunity for the best recovery for creditors and also may provide an opportunity for future payments to stockholders.

Upon the completion of the Assignment, the Assignee will have sole control over Aceragen’s assets and Aceragen will no longer control the operation of its business, the liquidation or distribution of its assets or the resolution of claims. The Board will determine the Assignee.

The Assignment is a judicial insolvency procedure, which, if approved by Aceragen’s stockholders, is commenced by Aceragen entering a contractual assignment for the benefit of creditors that effectuates the assignment, grant, conveyance, transfer, and setting over to the Assignee, in trust, of all of Aceragen’s currently existing right, title, and interest in all real or personal property and all other assets, whatsoever and wheresoever situated. The Assignee will then file an application in the Delaware Court of Chancery, which commences a judicial proceeding for recognition of the Assignment (the “ABC Proceeding” and, together with the Assignment and all other transactions or actions contemplated by the ABC Proceeding or the Assignment, the “ABC Transactions”). The Assignee will then liquidate the assets for the general benefit of all of Aceragen’s creditors according to their respective priorities at law to satisfy Aceragen’s obligations. If any proceeds remain after all of Aceragen’s obligations to creditors have been satisfied in full, those remaining proceeds will be distributed to stockholders. Because Aceragen does not know the final amount that the Assignee will recover from a liquidation of Aceragen’s assets, Aceragen does not know whether any amounts will be available for distribution to the stockholders.

Stockholder Voting Agreements

In furtherance of obtaining stockholder approval to proceed with the Assignment, on July 10, 2023, Aceragen entered into voting agreements (the “Stockholder Voting Agreements”) with each of Atul Chopra, John Taylor, Dan Salain and Andrew Jordan (the “Majority Stockholders”). The Majority Stockholders represent stockholders holding a majority of Aceragen’s outstanding shares entitled to vote on the Assignment Proposal. Pursuant to the Stockholder Voting Agreements, the Majority Stockholders have agreed to vote their shares at any annual or special meeting of stockholders of Aceragen, or in any action by written consent of stockholders, in favor of the Assignment Proposal. Pursuant to the Stockholder Voting Agreements, the Majority Stockholders granted Aceragen an irrevocable proxy to vote their shares with regard to the Assignment Proposal at any annual or special meeting of stockholders of Aceragen or in connection with any action by written consent by the stockholders of Aceragen.

The Form of Stockholder Voting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Bridge Funding Agreement; Security Agreement

In order to provide Aceragen with sufficient funding to proceed with and effectuate the ABC Transactions, on July 11, 2023, Aceragen entered into (i) that certain Bridge Funding Agreement (the “Funding Agreement”), by and between Aceragen and NovaQuest Co-Investment Fund XV, L.P. (“NovaQuest”), pursuant to which, among other things, NovaQuest agreed to make certain bridge funding payments to Aceragen in amounts up to $3.0 million in furtherance of the ABC Transactions and (ii) that certain Security Agreement (the “Security Agreement”), by and between Aceragen and NovaQuest, pursuant to which Aceragen granted NovaQuest a security interest in connection with the funds provided pursuant to the Funding Agreement.

The foregoing descriptions of the Funding Agreement and the Security Agreement do not purport to be complete and are qualified in their entirety by reference to the Funding Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the Security Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2023 (the “2022 Form 10-K”), and the Company’s subsequent current and periodic reports filed with the SEC. Except as may be required by applicable law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

Important Additional Information and Where to Find It

Aceragen, its directors and its executive officer and other affiliates are deemed to be participants in the solicitation of proxies from Aceragen’s stockholders in connection with the matters to be considered at the Special Meeting of Stockholders. Information regarding the names of Aceragen’s directors and current and former executive officers and their respective interests in Aceragen by security holdings or otherwise can be found in the 2022 Form 10-K. To the extent holdings of Aceragen’s securities have changed since the amounts set forth in the 2022 Form 10-K, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Aceragen intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from Aceragen stockholders for the Special Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Aceragen’s proxy statement for its Special Meeting of Stockholders, including the annexes thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AS WELL AS ANY OTHER DOCUMENTS FILED BY ACERAGEN WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain copies of the proxy statement for the Special Meeting of Stockholders, any amendments or supplements to the proxy statement, the accompanying proxy card, and other documents filed by Aceragen with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Aceragen’s corporate website at investors.aceragen.com or by contacting Aceragen at Aceragen, Inc., 505 Eagleview Blvd., Suite 212 Exton, Pennsylvania 19341 or at (484) 348-1600.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Stockholder Voting Agreement, dated as of July 10, 2023, entered into by and between Aceragen, Inc. and each of Atul Chopra, John Taylor, Dan Salain and Andrew Jordan.
10.2*†	Bridge Funding Agreement, dated as of July 11, 2023, by and between Aceragen, Inc. and NovaQuest Co-Investment Fund XV, L.P.
10.3*	Security Agreement, dated as of July 11, 2023, by and between Aceragen, Inc. and NovaQuest Co-Investment Fund XV, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain of the exhibits and schedules to this Exhibit are omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.

†	The Company has redacted provisions or terms of this Exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish an unredacted copy of the Exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACERAGEN, INC.

By:	/s/ John Taylor
John Taylor
President, Chief Executive Officer and Chief Financial Officer

Dated: July 11, 2023

Exhibit 10.1

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of July 10, 2023, by and among Aceragen, Inc., a Delaware corporation (together with its subsidiaries, “Aceragen”) and [●], a stockholder of Aceragen listed on Schedule A hereto (the “Securityholder”).

RECITALS:

A.            The Securityholder owns beneficially and of record the shares of capital stock set forth opposite Securityholder’s name on Schedule A hereto (such shares of capital stock, together with any other shares of capital stock of Aceragen acquired by Securityholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Securities”). For purposes of this Agreement, the term “beneficially own” or “beneficial ownership” has the meaning assigned to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

B.            Aceragen does not have the capital or resources to satisfy all of the obligations necessary to continue operating its business in the ordinary course.

C.            Aceragen’s board of directors (the “Board”) has determined that it is in the best interests of Aceragen and its stockholders to (i) effect a transfer and assignment of substantially all of the assets of Aceragen (the “Assignment”) to an assignee for the benefit of creditors (the “Assignee”) pursuant to an assignment agreement (the “ABC Agreement”) and (ii) ensure that a verified petition for recognition of such assignment for the benefit of creditors has been filed in the Delaware Court of Chancery (the “ABC Proceeding”), after having obtained approval from the stockholders of Aceragen with respect to the Assignment, consistent with applicable law.

D.            In order to facilitate the Assignment and prepare for the commencement of the ABC Proceeding, Securityholder, solely in Securityholder’s capacity as holder of the Subject Securities, desires to enter into this Agreement and agrees to be bound hereby.

NOW THEREFORE, in consideration of the promises and the covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Agreement to Vote Shares. At any meeting of stockholders of Aceragen or at any adjournment or postponement thereof that may take place between now and the date that is twelve (12) months from the date hereof (the “Agreement Period”), in any action by written consent, or in any other circumstances upon which Securityholder’s support, vote, consent, or other approval is sought during such period, relating to any or all of the ABC Agreement, the Assignment, and the ABC Proceeding, Securityholder shall vote (or cause to be voted), as applicable, all of the Subject Securities that are then entitled to be voted (i) in favor of any proposal, resolutions, or agreement in support of Aceragen effecting the Assignment and/or entering into the ABC Agreement and consummating the ABC Proceeding and (ii) against any proposal, amendment, matter or agreement that would in any manner impede, frustrate, prevent or nullify any of the foregoing.

2.            Irrevocable Proxy. Securityholder hereby appoints Aceragen and any designee of Aceragen, and each of them individually, until the end of the Agreement Period (at which time this proxy shall automatically be revoked), as its proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the Agreement Period with respect to the Subject Securities if, and only if, the Securityholder fails to vote or attempts to vote (whether by proxy, in person or by written consent) in a manner inconsistent with Section 1. This proxy and power of attorney is given to secure the performance of the duties of Securityholder under this Agreement. Securityholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by the Securityholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by the Securityholder with respect to the Subject Securities. Securityholder agrees not to give any subsequent proxy or power of attorney (and if given, it will not be effective) or enter into any other voting agreement with respect to the Subject Securities in regard to any matter set forth in Section 1.

3.            Public Disclosure; Confidentiality.

(a)            The Securityholder understands that it may be the recipient of confidential information of Aceragen (“Confidential Information”) during the term of this Agreement and that such information may contain or constitute material non-public information concerning Aceragen. The Securityholder acknowledges that trading in the securities of any party to this Agreement while in possession of material nonpublic information or communicating that information to any other natural person, corporation, trust, joint venture, association, unincorporated organization, cooperative, company, partnership, trust, limited liability company, government (domestic or foreign), and any agency or instrumentality thereof, or any other entity recognized by law (any of which, a “Person”) who trades in such securities could subject the applicable party to liability under the U.S. federal and state securities laws, and the rules and regulations promulgated thereunder, including Section 10(b) of the Exchange Act, and Rule 10b-5 promulgated thereunder. The Securityholder agrees that it and its Affiliates will not disclose Confidential Information in its possession, nor will it trade in the securities of Aceragen while in possession of material nonpublic information or at all until the Securityholder and its Affiliates can do so in compliance with all applicable laws and without breach of this Agreement. For the purposes of this Agreement, the term “Affiliate” shall mean any Person who, directly or indirectly, controls, is controlled by or is under common control with the Securityholder.

(b)            If the Securityholder is required to disclose any Confidential Information by legal process, the Securityholder shall: (a) take reasonable steps to preserve the privileged nature and confidentiality of the Confidential Information, including requesting that the Confidential Information not be disclosed to non-parties or the public; (b) give Aceragen prompt prior written notice of such request or requirement so that Aceragen may seek an appropriate protective order or other remedy; and (c) cooperate with Aceragen (at Aceragen’s expense) to obtain such protective order. In the event that such protective order or other remedy is not obtained, the Securityholder (or such other Persons to whom such request is directed) will furnish only that portion of the Confidential Information which, on the advice of the Securityholder’s counsel, is legally required to be disclosed and, upon Aceragen’s request, use its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded to such information.

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4.            Representations and Warranties of Securityholder. Securityholder hereby represents and warrants as follows:

(a)            Securityholder (i) is the record and beneficial owner of the Subject Securities, free and clear of any liens, adverse claims, charges, or other encumbrances of any nature whatsoever (other than pursuant to (x) restrictions on transfer under applicable securities laws, or (y) this Agreement), and (ii) does not beneficially own any securities of Aceragen (including options, warrants or convertible securities) other than the Subject Securities.

(b)            Except with respect to obligations under Aceragen’s Bylaws, Securityholder has the sole right to vote (or cause to vote) and to direct (or cause to direct) the voting of the Subject Securities, and none of the Subject Securities are subject to any voting trust or other agreement, arrangement or restriction with respect to the transfer or the voting of the Subject Securities (other than restrictions on transfer under applicable securities laws), except as set forth in this Agreement.

(c)            Securityholder, if not a natural person: (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and (ii) has the requisite corporate, company, partnership or other power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to comply with the terms hereof. The execution and delivery by Securityholder of this Agreement, the consummation by Securityholder of the transactions contemplated hereby and the compliance by Securityholder with the provisions hereof have been duly authorized by all necessary corporate, company, partnership or other action on the part of Securityholder, and no other corporate, company, partnership or other proceedings on the part of Securityholder are necessary to authorize this Agreement, to consummate the transactions contemplated hereby or to comply with the provisions hereof.

(d)            This Agreement has been duly executed and delivered by Securityholder, constitutes a valid and binding obligation of Securityholder and, assuming due authorization, execution and delivery by the other parties thereto, is enforceable against Securityholder in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting or relating to creditors’ rights generally, and (ii) the availability of injunctive relief and other equitable remedies.

(e)            The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with the provisions hereof do not and will not conflict with, or result in (i) any violation or breach of, or default (with or without notice or lapse of time, or both) under, any provision of the organizational documents of Securityholder, if applicable, (ii) any material violation or breach of, or default (with or without notice or lapse of time, or both) under any (A) statute, law, ordinance, rule or regulation or (B) judgment, order or decree, in each case, applicable to Securityholder or its properties or assets, or (iii) any material violation or breach of, or default (with or without notice or lapse of time, or both) under any material contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Securityholder is a party or by which Securityholder or Securityholder’s assets are bound.

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5.            Termination. This Agreement shall terminate automatically upon the initiation of the ABC Proceeding; provided, however, that no such termination of this Agreement shall relieve any party hereto from any liability for any breach of any provision of this Agreement prior to such termination.

6.            Successors, Assigns and Transferees Bound. Without limiting Section 1 or Section 2 hereof in any way, Securityholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Securities from the date hereof through the termination of this Agreement and shall, to the extent permitted by applicable laws, be binding upon any Person to which legal or beneficial ownership of the Subject Securities shall pass, whether by operation of law or otherwise, including Securityholder’s heirs, guardians, administrators or successors, and Securityholder further agrees to take all reasonable actions necessary to effectuate the foregoing.

7.            Deposit. Securityholder shall cause a counterpart of this Agreement to be deposited, in electronic or physical form, with Aceragen at its principal place of business or registered office where it shall be subject to the same right of examination by any stockholder, in person or by agent or attorney, as are the books and records of Aceragen.

8.            Legends. Each certificate, instrument, or book entry representing the Subject Securities shall be notated by Aceragen with a legend reading substantially as follows:

“The Shares REPRESENTED hereby are subject to a Voting Agreement (including an irrevocable proxy), AS MAY BE AMENDED FROM TIME TO TIME. a copy of the voting agreement may be obtained upon written request from ACERAGEN, INC. by accepting any interest in such Shares, the person accepting such interest shall be deemed to agree to and shall become bound by all the provisions of such Voting Agreement.”

Aceragen, by its execution of this Agreement, agrees that it will cause the certificates instruments, or book entry evidencing the Subject Securities to be notated with the legend required by this Section 8, and it shall supply, free of charge, a copy of this Agreement to any holder of such Subject Securities upon written request from such holder to Aceragen at its principal office. The parties to this Agreement do hereby agree that the failure to cause the certificates, instruments, or book entry evidencing the Subject Securities to be notated with the legend required by this Section 8 and/or the failure of Aceragen to supply, free of charge, a copy of this Agreement as provided hereunder shall not affect the validity or enforcement of this Agreement.

9.            Remedies. Securityholder acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by it, and that any such breach would cause Aceragen irreparable harm. Accordingly, Securityholder agrees that in the event of any breach or threatened breach of this Agreement, Aceragen, in addition to any other remedies at law or in equity each may have, shall be entitled to seek immediate equitable relief, including injunctive relief and specific performance, without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting any bond or other security, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction.

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10.            Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered, or if sent by United States certified mail, return receipt requested, postage prepaid, shall be deemed duly given on delivery by United States Postal Service, or if sent by e-mail or receipted overnight courier services shall be deemed duly given on the Business Day received if received prior to 5:00 p.m. local time or on the following Business Day if received after 5:00 p.m. local time or on a non-Business Day, addressed to the respective parties as follows:

(i)	if to Aceragen, to:

Aceragen, Inc.

505 Eagleview Boulevard

Suite 212

Exton, PA 19341

Attention: John Taylor

(ii)	if to Securityholder, to the address set forth on Schedule A hereto.

11.            Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, each party hereby waives any provision of law that renders any such provision prohibited or unenforceable in any respect.

12.            Entire Agreement/Amendment. This Agreement represent the entire agreement of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement may not be amended, modified, altered or supplemented except by means of a written instrument executed and delivered by the parties hereto.

13.            Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement, shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to its choice of law rules. Each party agrees that any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced exclusively in the Court of Chancery of the State of Delaware or any federal court of competent jurisdiction in the State of Delaware. Each of the parties consents to service of process in any such proceeding in any manner permitted by the laws of the State of Delaware, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 10 of this Agreement is reasonably calculated to give actual notice. Each party waives and agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in such courts, any claim that such party is not subject personally to the jurisdiction of such courts, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such courts. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

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14.            Counterparts. This Agreement may be executed by delivery of electronic signatures and in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms hereof to produce or account for more than one of such counterparts.

[SIGNATURE PAGES FOLLOW]

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In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

Aceragen, Inc.

By:
Name:	John Taylor
Title:	President and CEO

Securityholder

By:
Name:

SCHEDULE A

Name and Address of Securityholder	Number and Class of Subject Securities
[Name] [Address]	[●]

Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[****]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

BRIDGE FUNDING AGREEMENT

This Bridge Funding Agreement (this “Agreement”) is entered into as of July 11, 2023 (the “Effective Date”), between Aceragen, Inc., a Delaware corporation with a principal place of business at 505 Eagleview Boulevard, Suite 212, Exton, PA 19341 (“Aceragen”), and NovaQuest Co-Investment Fund XV, L.P., a Delaware limited partnership, with a place of business at 4208 Six Forks Road, Suite 920 Raleigh, NC 27609 (“NovaQuest”). Aceragen (and its successors in interest) and NovaQuest are each referred to herein by name or, individually, as a “Party” or, collectively, as “Parties.”

INTRODUCTION

A.             Aceragen and NovaQuest previously entered into (i) that certain Stock and Warrant Purchase Agreement, dated March 24, 2021 (as amended by that certain Amendment dated as of October 25, 2021, and as amended from time to time, the “Purchase Agreement”), pursuant to which NovaQuest purchased five (5) shares of Series X Preferred Stock of the Company (the “Shares”), (ii) that certain Security Agreement dated as of March 24, 2021 (the “2021 Security Agreement”), and (iii) that certain Sales Distribution and PRV Agreement dated October 25, 2021 (as may be amended from time to time, the “PRV Agreement”), pursuant to which NovaQuest provided funding to Aceragen for the purpose of developing certain pharmaceutical products as set forth therein, among other things.

B.             Aceragen has breached certain terms of the Purchase Agreement and has incurred the obligation to make a Non-Technical Failure Termination Distribution (as defined in the Purchase Agreement) to NovaQuest, among other obligations, as set forth in more detail in this Agreement.

C.             Aceragen does not have the capital or resources to satisfy such obligations to NovaQuest and intends to assign its assets for the benefit of creditors in an ABC Proceeding (as defined below), with the ultimate intention of effecting a sale of the Product Assets as described in the Sale Procedures (as defined below).

D.             NovaQuest has agreed to provide funding for Aceragen to, among other authorized uses of funds, enter into and complete an ABC Proceeding consistent with the Budgets (as defined herein), as set forth in and subject to the terms of this Agreement, in exchange for the rights and Aceragen’s covenants and other obligations set forth in this Agreement.

E.             As a condition to funding and as a material inducement for NovaQuest’s entry into this Agreement, NovaQuest and Aceragen will enter into a Security Agreement in the form and substance as set forth on Exhibit A (the “2023 Security Agreement”).

NOW, THEREFORE, in consideration of the premises and mutual covenants herein below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS

1.1            When used and capitalized in this Agreement (other than the headings of the Articles and Sections), including the foregoing recitals, exhibits and schedules hereto, the following terms shall have the meanings assigned to them in this Article and include the plural as well as the singular and include all participles of each such term, as applicable.

“2021 Security Agreement” has the meaning set forth in the recitals hereto.

“2023 Security Agreement” has the meaning set forth in the recitals hereto.

“AAA” has the meaning set forth in Section 11.3(b).

“AAA Rules” has the meaning set forth in Section 11.3(b).

“ABC Assignee” has the meaning set forth in Section 3.2(b).

“ABC Assignment Agreement” has the meaning set forth in Section 3.2(b).

“ABC Assignment Agreement Date” has the meaning set forth in Section 3.1(a).

“ABC Budget” means the budget for the ABC Assignee’s fees and expenses in connection with the ABC Proceeding and its conduct of a sale process for the Product Assets and all other assets of Aceragen and its conduct the claim/interest distribution process in connection therewith, which is attached hereto as Exhibit B.

“ABC Budget Payment” has the meaning set forth in Section 3.1(a).

“ABC Commencement Date” has the meaning set forth in the Section 3.2(b).

“ABC Proceeding” has the meaning set forth in Section 3.2(b).

“ABC Target Commencement Date” means [****].

“Aceragen” has the meaning set forth in the preamble hereto.

“Act” shall mean, collectively, the United States Federal Food, Drug, and Cosmetic Act of 1938, including any amendments thereto, and all regulations promulgated thereunder and any successor laws.

“Additional Bridge Funding Payment” has the meaning set forth in Section 3.1.

“Affiliate” means, with respect to an entity, any business entity controlling, controlled by, or under common control with, such entity, but only for so long as such control exists. For the purposes of this definition, “controlling,” “controlled”, and “control” mean the possession, directly (or indirectly through one or more intermediary entities), of the power to direct the management or policies of an entity, including through ownership of fifty percent (50%) or more of the voting securities of such entity (or, in the case of an entity that is not a corporation, ownership of fifty percent (50%) or more of the corresponding interest for the election of the entity’s managing authority). Notwithstanding the foregoing, Vizigen Therapeutics, Inc., a Delaware corporation (“Vizigen”) shall not be deemed an “Affiliate” of Aceragen for purposes of this Agreement as a result of being “controlled” by the same stockholders as Aceragen; [****].

“Agreement” has the meaning set forth in the preamble hereto.

“Allowed Bridge Claim Amount” means [****].

“Allowed Secured Claim Amount” has the meaning set forth in Section 2.1(a).

“Applicable Law” means any applicable law, rule, or regulation of any Governmental Authority, or judgment, order, writ, decree, permit, or license of any Governmental Authority.

“Arbitration” has the meaning set forth in Section 11.3(b).

“Arbitrator” has the meaning set forth in Section 11.3(c).

“Board” means the Board of Directors of Aceragen.

“Bridge Funding Payment” means the Initial Bridge Financing Payment, an Additional Bridge Financing Payment, or the ABC Budget Payment. “Bridge Funding Payments” means the Initial Bridge Funding Payment, all of the Additional Funding Payments, and the ABC Budget Payment, collectively.

“Budgets” means the ABC Budget and the Gap Period Budget.

“Business Day” means any day other than Saturday, Sunday, or any day on which banking institutions located in the State of New York are permitted or obligated by law to close.

“Cash Analysis” has the meaning set forth in Section 5.1(a).

“Change of Control” means, with respect to a Party: (a) a merger, share exchange, or other reorganization of such Party; (b) the sale, by one or more stockholders or holders of equity securities, of stock or equity securities representing a majority of the voting power of such Party; (c) a sale, lease, transfer, assignment, grant of rights, license, or other disposition of all or substantially all of the assets of such Party; or (d) the acquisition of (i) majority control of the board of directors or equivalent governing body of such Party or (ii) the ability to cause the direction of the management or allocation of corporate resources of such Party. Notwithstanding the foregoing, a Change of Control shall not include a bona fide financing transaction in which voting control of a Party transfers to one or more persons or entities who acquire shares of such Party’s capital stock or other equity securities in exchange for either an investment in such Party or the cancellation of indebtedness owed by such Party, or a combination thereof.

“Collateral” means any property pledged in connection with the 2021Security Agreement and 2023 Security Agreement.

“Commercialize” means engaging in marketing, promoting, distributing, importing, exporting, offering to sell, or selling the Product, or any other activity directed towards the same, including commercial manufacturing activities. “Commercialization” shall have a corresponding meaning.

“Competing Business” means any business that competes with the Company’s business.

“Competing Product” means any product that prevents or treats Farber Disease other than the Product.

“Confidential Information” has the meaning set forth in Section 6.1.

“Cover” means that the use, manufacture, sale, offer for sale, development, commercialization, or importation of the subject matter in question by an unlicensed entity would infringe a claim of a Patent.

“Develop” or “Developing” means engaging in manufacturing, preclinical, clinical, or other research and development activities (including manufacturing activities related thereto) directed towards obtaining U.S. Approval. “Development” means the process of Developing.

“Diligence Obligations” means the obligations of Aceragen set forth in Section 3.2.

“Dispute” has the meaning set forth in Section 11.3(a).

“Dispute Notice” has the meaning set forth in Section 11.3(a).

“Effective Date” has the meaning set forth in the preamble hereto.

“Encumbrance” means any lien, charge, security interest, mortgage, option, privilege, pledge, right of first refusal, hypothecation, license, adverse ownership interest, charge, trust or deemed trust (whether contractual, statutory, or otherwise arising), or any other encumbrance, right, or claim of any other Person of any kind whatsoever whether choate or inchoate. “Encumber” means to restrict, impose, suffer, or otherwise create any Encumbrance.

“Enzyme” means the lipid hydrolase Acid Ceramidase that is more particularly described in Exhibit D.

[****]

“Event of Default” has the meaning set forth in Section 9.2.

“Excluded Taxes” means (i) federal withholding Taxes imposed by the U.S. federal government pursuant to the U.S. Internal Revenue Code of 1986, as amended, on amounts payable to or for the account of NovaQuest, (ii) with respect to NovaQuest (or any transferee of NovaQuest’s interest under this Agreement), Taxes imposed as a result of any present, future or former connection between NovaQuest (or such transferee) and the jurisdiction imposing such Tax (other than connections arising from NovaQuest (or such transferee) having executed, delivered, become a party to, performed its obligations under, or received payments under this Agreement).

“Farber Product” means the Product as intended for the treatment of Farber disease.

“FDA” means the United States Food and Drug Administration, or any successor agency thereto.

“Fiscal Quarter” means each of the following three (3) month periods during each Fiscal Year: January 1 through March 31; April 1 through June 30; July 1 through September 30; and October 1 through December 31.

“Fiscal Year” means the twelve (12) month period from January 1 through December 31.

“Gap Period Budget” means Aceragen’s operating budget during the time period between the Effective Date and the ABC Commencement Date, which budget includes overhead, personnel, and payment of vendors and other current liabilities and is attached hereto as Exhibit C.

“GAAP” means U.S. generally accepted accounting principles, as in effect on the date or for the period with respect to which such standards are applied.

“Governmental Authority” means any national, supra-national (e.g., the European Commission or the Council of the European Union), federal, state, local, or foreign court or governmental agency, authority, instrumentality, regulatory body, department, bureau, political subdivision, or other governmental entity (including the FDA and foreign equivalents of the foregoing) or any arbitrational tribunal, in each case of a competent jurisdiction, including any such authority that is responsible for issuing approvals, licenses, registrations, or authorizations necessary for the manufacture, import, sale, pricing, and/or use of the Product for human therapeutic use in any applicable regulatory jurisdiction.

“Indemnified Party” has the meaning set forth in Section 10.2(a).

“Indemnifying Party” has the meaning set forth in Section 10.2(a).

“Liabilities” means any and all indebtedness, liabilities, and obligations, whether accrued, fixed, or contingent, mature or inchoate, known or unknown, reflected on a balance sheet or otherwise, including those arising under any law or judgment of any court of any kind or any award of any arbitrator of any kind, and those arising under any contract, commitment, or undertaking.

“License” means a grant of any rights in, to, or under any Product IP, or Regulatory Approvals associated with or Covering the Product in the Territory, including a grant of rights to market, sell, distribute, or otherwise Commercialize the Product in the Territory.

“Licensee” means a Third Party or an Affiliate of Aceragen that is granted a License, regardless of whether such License is granted by Aceragen, an Affiliate of Aceragen, or another Licensee.

“Loss” has the meaning set forth in Section 10.1.

“Material Adverse Effect” means any of the following: (a) a material adverse effect on the validity or enforceability of this Agreement or the 2023 Security Agreement; (b) a material adverse effect on the ability of Aceragen or any other Responsible Party to perform any of Aceragen’s material obligations under this Agreement or the 2023 Security Agreement; (c) the inability of Aceragen to make a payment required by this Agreement when due; or (d) a material adverse effect on the potential sales of the Product. Notwithstanding the foregoing, any adverse effect that is the result solely of NovaQuest’s failure to make Bridge Funding Payments in accordance with the terms of Section 3.1 shall not be taken into account in determining whether there has been or will be, a Material Adverse Effect.

“Material Adverse Event” means [****].

“Material Contract” means (a) any agreement that includes a license or option to license Product IP, (b) any agreement related to an ABC Proceeding, a Qualifying Transaction or potential Qualifying Transaction, or the Development, marketing, promotion, manufacture, Commercialization, or distribution of the Product, (c) any agreement related to the Product involving the payment of more than $250,000 during any calendar year (other than employment agreements entered into in the ordinary course of business or approved by the Board), or (d) any other agreement for which breach, non-performance, or failure to renew by Aceragen or any Affiliate of Aceragen could reasonably be expected to result in a Material Adverse Event.

“NovaQuest” has the meaning set forth in the preamble hereto.

“NovaQuest Indemnitees” has the meaning set forth in Section 10.1.

“NovaQuest Notice” means that certain notice, dated April 27, 2023, by Wyrick Robbins Yates & Ponton LLP on behalf of NovaQuest regarding breaches of, representations, warranties, covenants and obligations under the Purchase Agreement.

“Party” has the meaning set forth in the preamble hereto.

“Patents” means all patents (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, revalidations, supplementary protection certificates, and patents of addition) and patent applications (including all provisional applications, continuations, continuations-in-part, and divisions) and all counterparts and equivalents of any of the foregoing in any country or jurisdiction.

“Person” means any natural person, corporation, trust, joint venture, association, unincorporated organization, cooperative, company, partnership, trust, limited liability company, government (domestic or foreign), and any agency or instrumentality thereof, or any other entity recognized by law.

“Prior Agreement Claims” has the meaning set forth in Section 2.1(b).

“Prime Rate” has the meaning set forth in Section 4.4.

“Product” means each product, dosage, substance or formulation, that incorporates or is comprised of (alone or together with one or more other active pharmaceutical ingredients) the Enzyme.

“Product Assets” means all assets that are material to the Development or Commercialization of the Product in the Territory, including all of the following: Product IP, Product IP Agreements, all Regulatory Filings, product packaging, product inserts, product labels, Regulatory Approval applications, Regulatory Approvals, Regulatory Exclusivity, copies of correspondence with regulatory authorities, copies of pre-clinical and clinical data, pharmacology and biology data, Material Contracts, and inventory.

“Product Divestiture” means (a) a License, (b) the sale, lease, transfer, assignment, grant of rights, license or other disposition by Aceragen or any Responsible Party of any rights with respect to, covering, or under a Product (or any portion thereof) or any Product Assets, other than Licenses granted to service providers to Aceragen or any Affiliate in connection with the Development or Commercialization of the Product, or (c) a Change of Control of an Affiliate of Aceragen that owns or controls any Product Assets or that is a Licensee. For the avoidance of doubt, an assignment to the ABC Assignee pursuant to the ABC Assignment Agreement will not constitute a Product Divestiture; provided, however, that the sale, lease, transfer, assignment, grant of rights, license, or other disposition by the ABC Assignee of any rights with respect to, covering, or under a Product (or any portion thereof) or any Product Assets shall constitute a Product Divestiture.

“Product Financing Agreement” means [****].

“Product IP” means all intellectual property relating to the Product owned or licensed by Aceragen or any other Responsible Party, including: (a) the Product Know-How; (b) all Patents Covering the Product (including, without limitation, its composition, formulation, delivery, manufacture, or use); (c) all trademarks, service marks, trade names, and works protectable under copyright laws, relating to the Product; and (d) all copies and tangible embodiments of any of the foregoing (in whatever form or medium).

“Product IP Agreement” means any contract pursuant to which a Responsible Party has been granted, assigned or otherwise conveyed any right, title or interest in or to any Product IP.

“Product Know-How” means, with respect to the Product, all conceptions, ideas, reductions-to-practice, innovations, inventions, trade secrets, technology, processes, practices, formulae, instructions, procedures, assembly procedures, results (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, preclinical, clinical, safety, manufacturing and quality control data, including study designs and protocols), machines, equipment, compositions of matter, compounds, formulations, genetic material, improvements, enhancements, modifications, technological developments, know-how, methods, treatments, techniques, systems, designs, artwork, drawings, plans, specifications, documentation, data and information, customer lists, lists and identities of key opinion leaders in each case whether or not confidential, proprietary, patentable, copyrightable, or susceptible to any other form of legal protection, in written, electronic or any other form.

“Purchase Agreement” has the meaning set forth in the recitals hereto.

“Purchase Agreement Deficiencies” has the meaning set forth in Section 2.1(a).

“Qualifying Purchaser” means a Person who acquires all rights with respect to, covering, and under the Product and all of the Product Assets from Aceragen and its Affiliates or from an ABC Assignee in a Qualifying Transaction. For the avoidance of doubt, the ABC Assignee pursuant to the ABC Assignment Agreement shall not be deemed a Qualifying Purchaser.

“Qualifying Transaction” means [****].

“Qualifying Transaction Target Closing Date” means [****].

“Qualifying Transaction Date” means the date on which the closing or consummation of the first Qualifying Transaction after the Effective Date occurs.

“Recordkeeping Period” has the meaning set forth in Section 5.2(a).

“Regulatory Approval” means, with respect to the Product, in any country or jurisdiction, any approval, registration, license or authorization that is required by the applicable Governmental Authority to market and sell such Product in such country or jurisdiction.

“Regulatory Exclusivity” means marketing exclusivity for a product conferred by the applicable Governmental Authority in a country or jurisdiction on the holder of a Regulatory Approval for such product in such country or jurisdiction, including, by way of example and not of limitation, regulatory data exclusivity, orphan drug exclusivity, new chemical entity exclusivity and pediatric exclusivity.

“Regulatory Filing” means any applications, filings, or submission required by or provided to a Governmental Authority relating to a priority review voucher or the Development, manufacture, Commercialization, pricing, or other exploitation of the Product, including any supporting documentation, correspondence, meeting minutes, amendments, supplements, registrations, licenses, regulatory drug lists, advertising and promotion documents, adverse event files, complaint files, and manufacturing, shipping, or storage records with respect to any of the foregoing, and any counterparts or equivalents of any of the foregoing.

“Responsible Party” means (a) each of Aceragen and its Affiliates and (b) each Licensee.

“Sale Procedures” means the Sale Procedures attached hereto as Exhibit E.

“Senior Officer” means (a) in the case of NovaQuest, its managing partner and (b) in the case of Aceragen, its chief executive officer.

“Tax” means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction, or withholding of any nature and whatever called (including interest and penalties thereon) by any Governmental Authority, on whomever and wherever imposed, levied, collected, withheld, or assessed.

“Term” has the meaning set forth in Section 9.1.

“Territory” means worldwide.

“Third Party” means any Person, including a Governmental Authority, other than Aceragen, NovaQuest, and each of their respective Affiliates.

“Third Party Claim” has the meaning set forth in Section 10.1.

“Total Funded Amount” means, as of a date of determination, the sum of the Bridge Funding Payments paid by NovaQuest to Aceragen.

“Total Funding Commitment” means Three Million Dollars ($3,000,000).

“Total Secured Claim Amount” means the sum of the Allowed Secured Claim Amount and the Allowed Bridge Claim Amount.

“U.S.” or “United States” means the United States of America, including its territories and possessions.

“U.S. Approval” means the receipt of Regulatory Approval in the United States from the FDA for the Farber Product.

ARTICLE II

STIPULATION; SCOPE OF AGREEMENT

2.1            Stipulation; General Agreement.

(a)            NovaQuest and Aceragen acknowledge and agree that (i) Aceragen has suspended the Program (as defined in the Purchase Agreement) in a material respect such that Aceragen is obligated to effect a Non-Technical Failure Termination Distribution (as defined in the Purchase Agreement) to NovaQuest; (ii) Aceragen has otherwise materially breached the Purchase Agreement, including with respect to its diligence obligations set forth in Section 3.2 thereof and its obligation to maintain a minimum cash balance of Two Million Dollars ($2,000,000) as set forth in Section 8.5(d); and (iii) Aceragen cannot currently pay its debts as they become due, which constitutes a material breach pursuant to Section 9.3(d) of the Purchase Agreement (collectively, the “Purchase Agreement Deficiencies”). NovaQuest and Aceragen further acknowledge and agree that (A) the amount of the Non-Technical Failure Termination Distribution payable to NovaQuest as of the Effective Date is [****] and that such amount shall continue to accrue interest as set forth in the Purchase Agreement until the ABC Commencement Date (such total amount, the “Allowed Secured Claim Amount”); (B) Aceragen owes NovaQuest not less than that amount and that such amount constitutes a current, non-cancellable payment obligation of Aceragen; and (C) that amount is secured by a valid, perfected, first priority security intertest in the Product Assets.

(b)            Subject to the terms and conditions of this Agreement, (i) without waiving any of its rights under the Purchase Agreement, PRV Agreement, or otherwise, NovaQuest agrees that it will not make any further demand or initiate any legal claim against Aceragen with respect to the Purchase Agreement Deficiencies (collectively, the “Prior Agreement Claims”) until the time that an Event of Default has occurred; and (ii) NovaQuest agrees to provide funding to Aceragen as set forth in Section 3.1 for Aceragen to enter into an ABC Proceeding, pursue and effect a Qualifying Transaction, and otherwise perform the Diligence Obligations in accordance with the Budgets. Aceragen hereby covenants and agrees to pay NovaQuest as set forth in this Agreement, in addition to those payment amounts described in the Purchase Agreement and PRV Agreement, and provides NovaQuest with the other representations, warranties, and covenants set forth herein.

(c)            Upon the closing or consummation of a Qualifying Transaction, NovaQuest will (i) release all claims held by it and/or its Affiliates, including without limitation, those constituting the Prior Agreement Claims, the Allowed Secured Claim Amount, and the Allowed Bridge Claim Amount, and all other claims of any nature and that NovaQuest and/or its Affiliates have against Aceragen and/or the estate that is created by the commencement of the assignment for the benefit of creditors contemplated under the ABC Assignment Agreement; (ii) consent to the termination of the Purchase Agreement, the PRV Agreement, this Agreement, the 2021 Security Agreement, and the 2023 Security Agreement; (iii) release all liens on Aceragen assets not transferred to the Qualifying Purchaser; and (iv) acknowledge that all rights relative to the Series X Preferred shares of Aceragen, including to receive distributions thereon shall be deemed terminated and forfeited for no additional consideration.

2.2            Limitations. Aceragen accepts, acknowledges, and agrees that NovaQuest is agreeing, on the terms and conditions set forth in this Agreement, only to satisfy the funding obligations set forth in Section 3.1 and its other obligations expressly set forth herein and is not assuming any Liability of Aceragen, of whatever nature, whether presently in existence or arising or asserted hereafter.

ARTICLE III

FUNDING AND OBLIGATIONS

3.1            NovaQuest’s Funding Obligation

(a)            Bridge Funding Payments. Within five (5) Business Days after the Effective Date, NovaQuest shall pay Aceragen an amount equal to Two Million Dollars ($2,000,000) (the “Initial Bridge Funding Payment”). Thereafter, NovaQuest shall pay Aceragen additional amounts from time to time, in accordance with and subject to this ARTICLE III, as follows (each such additional payment, an “Additional Bridge Funding Payment”): Aceragen shall submit a request for funds to NovaQuest, and NovaQuest shall pay each such amount within five (5) Business Days after receipt thereof; provided, however, that each Additional Bridge Funding Payment shall correspond in amount and timing to the Gap Period Budget, and NovaQuest will have no obligation to make any payment that deviates from the Gap Period Budget. Additionally, within five (5) Business Days after the date Aceragen and the ABC Assignee have executed and delivered the ABC Assignment Agreement (the “ABC Assignment Agreement Date”) in accordance with Section 3.2(b), NovaQuest shall pay to the ABC Assignee on behalf of Aceragen an amount equal to Five Hundred Thousand Dollars ($500,000) (the “ABC Budget Payment”); provided, however, that (1) Aceragen shall be excused from any Event of Default resulting from NovaQuest’s failure to fund the ABC Budget Payment on the ABC Assignment Agreement Date and (2) to the extent NovaQuest fails to fund the ABC Budget Payment on the ABC Assignment Agreement Date, the ABC Target Commencement Date shall be extended for the period between the ABC Assignment Agreement Date and the date NovaQuest funds the ABC Budget Payment (i.e., if NovaQuest funds the ABC Budget Payment five (5) Business Days after the ABC Assignment Agreement Date, the ABC Target Commencement Date shall be extended for five (5) Business Days). Notwithstanding anything to the contrary herein, the aggregate amount of all Bridge Funding Payments that NovaQuest shall make to Aceragen shall not exceed to the Total Funding Commitment.

(b)            Accounts. The payments under this Section 3.1 will be made by electronic wire transfer in immediately available funds to the Aceragen Bank Account (as defined in Exhibit F) or such other account designated by Aceragen in writing.

(c)            NovaQuest’s Right to Suspend Payments. Without limiting any of NovaQuest’s rights or remedies, if NovaQuest reasonably and in good faith determines that an Event of Default has occurred or is likely to occur, then, anything to the contrary in this Agreement notwithstanding, and without limiting its other rights and the remedies set forth herein or otherwise, NovaQuest shall have the right, in its sole discretion, to suspend its obligation to pay any Additional Bridge Funding Payment. NovaQuest shall provide Aceragen with written notice thereof within three (3) Business Days of such determination. NovaQuest’s obligation to make any further Additional Bridge Funding Payment shall resume following the resolution or curing of the Event of Default to NovaQuest’s reasonable satisfaction.

3.2           Aceragen’s Obligations.

(a)            Compliance with Budgets; Reporting. Aceragen shall comply with the Gap Period Budget. The Gap Period Budget may not be revised except with the prior written consent of NovaQuest, which shall not be unreasonably withheld or delayed. Aceragen represents and warrants that the Gap Period Budget includes all actions necessary to ensure that the Program (as defined in the Purchase Agreement) is not and will not be fully terminated or irrevocably damaged through at least the Qualifying Transaction Target Closing Date. Aceragen may not make any expenditure more than five percent (5%) in excess of the amount set forth in the Gap Period Budget for such item or make any expenditure that is not set forth in the Gap Period Budget, without the prior express written approval of NovaQuest. Aceragen shall promptly pay all required fees and expenses of the ABC Assignee beyond the amount of the ABC Budget Payment. On each Wednesday following the Effective Date, Aceragen shall provide NovaQuest with a written report comparing its income, expenditures, and ending cash balance to those set forth in the Gap Period Budget on a line-by-line basis.

(b)            Assignment for Benefit of Creditors. By no later than the ABC Target Commencement Date, Aceragen shall (i) enter into a valid and binding general assignment agreement with respect to substantially all of the assets of Aceragen and its Affiliates, including the Product Assets, with an assignee for the benefit of creditors (the “ABC Assignee” and such assignment agreement, the “ABC Assignment Agreement”), which, subject to any modifications required by the Delaware Court of Chancery, shall include the Sale Procedures as binding upon the ABC Assignee, and (ii) ensure that a verified petition for recognition of such assignment for the benefit of creditors has been filed in the Delaware Court of Chancery, after having obtained all required board and stockholder approvals to initiate such proceeding (an “ABC Proceeding”); provided, however, that Aceragen shall not enter into an ABC Assignment Agreement or any other agreement with an ABC Assignee or any assignee without NovaQuest’s prior express written approval of the form of the ABC Assignment Agreement and the identity of the ABC Assignee, which approval shall not be unreasonably withheld or delayed; and provided, further, that Aceragen shall not initiate or make any filing with respect to an assignment for the benefit of creditors without NovaQuest’s prior express written approval of the documents to be filed. The “ABC Commencement Date” is the date on which both (i) and (ii) have occurred, in accordance with this Section 3.2(b).

(c)            Support; Product Assets. Aceragen shall prepare and provide any and all information, data, documentation, and other due diligence materials requested by the ABC Assignee or any prospective purchaser in connection with the ABC Proceeding; answer any questions related to the Product Assets from the ABC Assignee or any prospective purchaser; and take all actions necessary or otherwise requested by the ABC Assignee in connection with a Qualifying Transaction, including providing any necessary notices and executing any documents in connection therewith. Aceragen shall, and shall ensure that each of its Affiliates shall, deliver to the ABC Assignee and ultimately to a Qualifying Purchaser, as applicable, all of its right, title, and interest in and to, including, as applicable, licenses to, (i) the Product; (ii) all Patents that claim or Cover the Development, manufacture, use or Commercialization of the Product; (iii) all data, trade secrets, Product Know-How, and other intellectual property rights used by such Person in the research, development, and manufacture of Product; and (iv) all other Product Assets, without any Encumbrance created after the date hereof .

ARTICLE IV

PAYMENT TO NOVAQUEST

4.1            Product Financing; Assumption by Qualifying Purchaser. The Parties acknowledge and agree that this Agreement is intended to be a product financing agreement, and the Parties mutually desire that the ABC Proceeding results in a transaction that constitutes a “Qualifying Transaction” as set forth in clause (A) of such defined term.

4.2            NovaQuest’s Account. All payments made to NovaQuest hereunder shall be made in U.S. Dollars by wire transfer in immediately available funds to such accounts as NovaQuest designates in writing from time to time.

4.3            Taxes. If any Governmental Authority requires Aceragen to deduct or withhold any amount from, or NovaQuest to pay any present or future Tax, assessment, or other governmental charge on, any payment made to NovaQuest (a “Withholding Payment”), then Aceragen shall, in addition to paying NovaQuest the amount reduced by such Withholding Payment, simultaneously pay NovaQuest an additional amount such that NovaQuest receives the full payment amount as if no such Withholding Payment had occurred. Notwithstanding the foregoing, Aceragen shall not be required to pay any such additional amount to NovaQuest to the extent that a Withholding Payment is attributable to Excluded Taxes.

4.4            Interest. If any payment required to be made by Aceragen to NovaQuest under this Agreement is not made when due, then such outstanding payment will accrue interest, beginning on the date when the payment was due, at a rate equal to five percent (5%) plus the Prime Rate; provided that the maximum rate of interest shall be the maximum rate allowable under Applicable Law. Such rate will be compounded on a monthly basis, commencing on the date on which such payment was due. Payment of accrued interest will accompany payment of the outstanding payment. “Prime Rate” means the prime rate as reported in The Wall Street Journal, New York edition, on the date such payment is due.

ARTICLE V

INFORMATION RIGHTS; RECORD KEEPING

5.1            Information Rights.

(a)            Aceragen’s reporting and disclosure obligations set forth in the Purchase Agreement shall continue for so long as this Agreement is in effect. In addition to those obligations and Aceragen’s other reporting and disclosure obligations contained in this Agreement, Aceragen shall, and shall cause all other Responsible Parties to, promptly prepare and provide NovaQuest with prompt notice, information, and documents regarding each of the following matters and to promptly respond to NovaQuest’s reasonable inquiries with respect thereto:

(i)             any and all activities related to the ABC Proceeding, ABC Assignee, any prospective Product Divestiture, Change of Control of Aceragen, or Qualifying Transaction, including any applicable overviews and updates with respect thereto and including any and all term sheets and agreements related thereto;

(ii)            any and all meetings, including video or teleconferences, and written communications with the ABC Assignee, or any prospective ABC Assignee, bidder, purchaser, and any other Person in connection with an ABC Proceeding, including with respect to the scheduling of same;

(iii)           any and all legal proceedings, meetings, and discussions related to the Product Assets;

(iv)           any decision or anticipated decision to cease the ABC Proceeding;

(v)            anticipated income of Aceragen and each Affiliate thereof; and

(vi)           the cash position of Aceragen and its Affiliates, all expenses incurred, and amounts payable to any Third Party (the “Cash Analysis”).

(b)            Without limiting the foregoing, Aceragen shall deliver to NovaQuest each Monday, beginning the first Monday following the Effective Date, (i) the Cash Analysis with respect to the previous week and (ii) a detailed line-item budget for the following rolling 13-week period listing expected expenditures and income, together with a statement regarding any deviations from the Budget.

(c)            Without limiting the foregoing, Aceragen expressly consents to the ABC Assignee providing NovaQuest with any and all information related to the ABC Proceeding and all activities related to the ABC Assignee’s efforts to effect a Product Divestiture and Qualifying Transaction. Aceragen shall, and shall ensure that the ABC Assignee shall (as Aceragen’s successor hereunder) give NovaQuest the opportunity to reasonably participate in any discussions and meetings, to review material correspondence and documents related to any potential Product Divestiture or Qualifying Transaction substantially simultaneously with Aceragen, and to review, comment on, and directly participate in any negotiations regarding any Product Divestiture or Qualifying Transaction.

5.2            Aceragen’s Record Keeping; NovaQuest’s Audit Rights.

(a)            Records. Aceragen shall, and shall ensure that the Responsible Parties shall, consistent with GAAP, keep and maintain for a period of at least five (5) years from the end of any Fiscal Quarter (except as otherwise provided herein) accounts and records of all data reasonably required to verify any and all information required to be provided to NovaQuest under this Agreement. Aceragen’s and the Responsible Parties’ recordkeeping obligations under this Section 5.2 shall survive the termination of this Agreement until the date that is three (3) years following the last day on which a payment is due under this Agreement (the “Recordkeeping Period”).

(b)            Audit. From the Effective Date until the expiration of the Recordkeeping Period, upon prior written notice to Aceragen, NovaQuest shall have the right to review and audit, through an independent certified public accountant selected by NovaQuest, those accounts and records of Aceragen and the other Responsible Parties as NovaQuest determines is reasonably necessary to verify Aceragen’s and Responsible Parties’ compliance with this Agreement. Such review and audits shall occur during normal business hours at a time reasonably acceptable to Aceragen. NovaQuest shall be solely responsible for all of the expenses of any such audit, unless the independent certified public accountant’s report shows, in respect of any Fiscal Year then being reviewed, an underpayment of amounts due to NovaQuest hereunder for such Fiscal Year by more than five percent (5%), in which case Aceragen shall be responsible for the reasonable expenses incurred by NovaQuest for the independent certified public accountant’s services. If the report shows an underpayment of amounts due to NovaQuest hereunder, then Aceragen will pay NovaQuest an amount equal to such underpayment, plus interest on such amounts in accordance with Section 4.4, within thirty (30) calendar days after receipt of notice of such underpayment and copy of the relevant portion of the audit report. If the report shows an overpayment, the amount of such overpayment shall be credited against any subsequent payment due hereunder. No Fiscal Year shall be subject to an audit more than one time or more than four years after the end of such Fiscal Year.

5.3            Notice of Certain Events. Aceragen’s notification obligations set forth in the Purchase Agreement shall continue for so long as this Agreement is in effect. In addition to those obligations and Aceragen’s other notification obligations contained in this Agreement, until the Qualifying Transaction Date, Aceragen will notify NovaQuest in writing with respect to the following matters promptly upon Aceragen’s or a Responsible Party’s knowledge thereof (and Aceragen shall be responsible for ensuring that each Responsible Party notifies Aceragen of such matters upon such Responsible Party becoming aware thereof):

(a)            the occurrence of any matter that materially impacts the ABC Proceeding, or the likelihood of achievement of a Qualifying Transaction by the Qualifying Transaction Target Closing Date;

(b)            the occurrence, or reasonable probability, of any Material Adverse Event or Event of Default;

(c)            the commencement of discussions with a Third Party regarding a potential Product Divestiture, Qualifying Transaction, Change of Control of Aceragen, the signing of any term sheet or summary of terms related to the same, or the execution of any agreement related to the same; and

(d)            any breach or threatened breach of any Material Contract.

Any notice provided pursuant to this Section 5.3 shall include a reasonably detailed description of the event giving rise to the requirement to provide such notice, along with complete and correct copies of all material documentation related thereto.

ARTICLE VI

CONFIDENTIAL INFORMATION

6.1            Definition of Confidential Information. For purposes of this Agreement, the term “Confidential Information” of a Party means the terms of this Agreement and any information or materials furnished by or on behalf of such Party or its Affiliates to another Party or its Affiliates pursuant to this Agreement, or prior to the Effective Date in anticipation of entering into this Agreement, or learned through observation during visit(s) to any facility of the Party or its Affiliates, in each case which information (a) if disclosed in tangible form, is marked “Confidential” or with other similar designation to indicate its confidential or proprietary nature or (b) if disclosed orally, is indicated orally to be confidential or proprietary at the time of such disclosure. Notwithstanding the foregoing, Confidential Information shall not include information that:

(i)             was already known to the receiving Party, other than under a legal, contractual, or fiduciary obligation of confidentiality to or for the benefit of the disclosing Party, at the time it was disclosed to or learned by the receiving Party hereunder, as evidenced by the receiving Party’s written records;

(ii)            was generally available to the public or otherwise part of the public domain at the time it was disclosed to or learned by the receiving Party hereunder;

(iii)           became generally available to the public or otherwise part of the public domain after it was disclosed to or learned by the receiving Party hereunder, other than through any act or omission of the receiving Party in breach of this Agreement;

(iv)           was lawfully disclosed to the receiving Party, after it was disclosed to or learned by the receiving Party hereunder, by a Third Party that, to the receiving Party’s knowledge, is not bound by any legal, contractual, or fiduciary obligation of confidentiality to or for the benefit of the disclosing Party; or

(v)            is independently developed by the receiving Party without the benefit or use of the Confidential Information of the disclosing Party.

6.2            Obligations. Except as authorized in this Agreement or except upon obtaining the other Party’s prior written consent, each Party agrees that for the Term and for five (5) years thereafter, it will:

(a)            maintain in confidence, and not disclose to any Person or entity, the other Party’s Confidential Information;

(b)            not use the other Party’s Confidential Information for any purpose, except for performing its obligations and exercising its rights and remedies under this Agreement; and

(c)            protect the other Party’s Confidential Information in its possession by using substantially the same or higher degree of care as it uses to protect its own Confidential Information (but no less than a reasonable degree of care).

Notwithstanding anything to the contrary in this Agreement, a Party is entitled to seek injunctive relief to restrain the breach or threatened breach by the other Party of this ARTICLE VI without having to prove actual damages or threatened irreparable harm or post any bond. Such injunctive relief will be in addition to any rights and remedies available to the aggrieved Party at law, in equity, and under this Agreement for such breach or threatened breach.

6.3           Permitted Disclosures.

(a)            Permitted Persons. A Party may disclose the other Party’s Confidential Information, without the other Party’s prior written permission:

(i)             to its Affiliates and its and its Affiliates’ limited partners, members, managers, directors and individuals or bodies responsible for governance of receiving Party (including, with respect to NovaQuest, NovaQuest’s investment committee and limited partner advisory committee), employees, agents, consultants, attorneys, accountants, banks and other financing sources, and permitted assignees, purchasers, transferees, or successors-in-interest under Section 11.7, in each case, who need to know such Confidential Information (including to provide financing to receiving Party, to assist receiving Party in evaluating or monitoring receiving Party’s interests in the transactions contemplated hereby, or in fulfilling its obligations or exploiting its rights hereunder (or to determine their interest in providing such financing or assistance)) and who are, prior to receiving such disclosure, bound by customary contractual or professional confidentiality and non-use obligations;

(ii)            to other Persons who are (A) limited partners, members, investors or potential investors (or advisors or fiduciaries (including trustees) or underwriters or placement agents to such Persons) in connection with a private placement or other equity, debt, or other investment or potential investment transaction in or with receiving Party or its Affiliate (including, with respect to NovaQuest, an investment or potential investment described in Section 11.7 with respect to the assignment, sale, transfer, pledge, or contribution of rights to receive payment under this Agreement), who need to know such Confidential Information in connection with making or monitoring such equity, debt, or other investment or potential investment transaction or (B) in the case of NovaQuest, potential investment targets; provided, however, that, (y) for the purpose of this Section 6.3(a)(ii), receiving Party may disclose only Confidential Information of disclosing Party pertinent to the investment or potential investment transaction and may make such disclosures only in anticipation, and during the period, of such investment or potential investment transaction and (z) for the purpose of clause (B) of this Section 6.3(a)(ii), NovaQuest may disclose the identity of Aceragen, the Product that is the subject of this Agreement, and the fact that this Agreement provides for return payments to NovaQuest to Persons who are, prior to receiving such disclosure, bound by customary contractual or professional confidentiality and non-use obligations;

(iii)           to officers, employees, or advisors of any Governmental Authorities for the purpose of performing Development activities, submitting Regulatory Filings for the Product, and obtaining Regulatory Approval; and

(iv)           with respect solely to NovaQuest’s disclosure of Confidential Information of Aceragen and its Affiliates, to prospective or potential purchasers of the Product Assets in connection with an ABC Proceeding and their representatives, provided that each such prospective or potential purchaser has entered into a confidentiality agreement in a form acceptable to Aceragen.

(b)            Legally Required. A Party may disclose the other Party’s Confidential Information, without the other Party’s prior written permission, to any Person to the extent such disclosure is necessary to comply with Applicable Law, applicable stock exchange requirements or an order or subpoena from a court of competent jurisdiction; provided, however, that the compelled Party, to the extent reasonably practicable and legally permissible, shall give reasonable advance notice to the other Party of such disclosure and, at such other Party’s reasonable request and expense, the compelled Party shall use its reasonable efforts to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise). However, if a Party receives a request from an authorized representative of a U.S. or foreign Tax or financial reporting authority (including without limitation the U.S. Securities and Exchange Commission) for a copy of this Agreement, then that Party may provide a copy of this Agreement to such authority representative without advance notice to, or the permission or cooperation of, the other Party.

(c)            NovaQuest Consent. Notwithstanding anything to the contrary in this Section 6.3, Aceragen shall not, and Aceragen agrees to ensure that Responsible Parties shall not, without the prior written consent of NovaQuest, disclose to a Third Party any (i) information regarding NovaQuest’s or its Affiliates’ limited partners; (ii) financial information regarding NovaQuest or its Affiliates; or (iii) information regarding NovaQuest’s or its Affiliates’ transactions with Third Parties.

(d)            NovaQuest Responsibility. NovaQuest shall ensure that any Person to whom it or any of its Affiliates discloses Confidential Information of Aceragen or any Responsible Party complies with the confidentiality and non-use provisions of this Article VI. NovaQuest shall be responsible for any noncompliance or breach by any such person.

6.4            Terms of Agreement. The Parties agree that they will each treat the existence, contents and terms of this Agreement as confidential, and neither Party shall make any press release or other public disclosure that discloses or otherwise concerns this Agreement or any terms hereof, without the prior written consent of the other Party, except to the extent permitted under Section 6.3 or as otherwise permitted in accordance with this Section 6.4 or Section 6.5. Consistent with Section 6.3(b), the Parties agree to use reasonable efforts to provide the other with a copy of any filing required by a securities agency that will be made publicly available regarding the Agreement or its terms to review prior to filing and to consider any comments of the other Party in good faith, and to the extent either Party is required by Applicable Law to file or disclose this Agreement with a securities agency, if the Agreement may become publicly available, such Party shall consider in good faith the other Party’s comments with respect to confidential treatment of the Agreement’s terms and shall redact the Agreement in a manner allowed by the securities agency to protect sensitive terms, and shall be permitted to file the Agreement, as so redacted, with the securities agency. For purposes of clarity, each Party is free to discuss with Third Parties the information regarding the Agreement and the Parties’ relationship disclosed in such securities filings and any other authorized public announcements.

6.5            Use of Names. Neither Party shall mention or otherwise use the name, insignia, symbol, trademark, trade name or logotype of the other Party or its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, publicly available promotional material, or other form of publicity without the prior written approval of such other Party in each instance. Notwithstanding the foregoing, the restrictions imposed by this Section 6.5 shall not prohibit a Party from making any disclosure identifying any such Person to the extent required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted). Further, notwithstanding the foregoing, (i) the Parties agree that each Party shall have the right to publicly disclose the existence of this Agreement as a Funding Agreement with a return payment to NovaQuest, the name and a description of the Product, and the names of Aceragen and NovaQuest as the parties hereto and (ii) each Party may use the logo of the other Party solely in connection with disclosures related to this Agreement as otherwise permitted hereunder.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES; LIMITATION OF LIABILITY

7.1            Aceragen’s Representations and Warranties. Aceragen represents and warrants to NovaQuest that, except as set forth on the Disclosure Schedule attached as Exhibit G to this Agreement, which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following representations are true and complete as of the Effective Date:

(a)            Organization. Aceragen is a corporation duly incorporated, validly existing, and in good standing under the laws of Delaware.

(b)            Authorization. Aceragen has all necessary corporate or other power, right, and authority to carry on its business as it is presently carried on by Aceragen and as contemplated by this Agreement, to enter into, to execute and deliver this Agreement, and to perform all of the covenants, agreements, and obligations to be performed by Aceragen hereunder and thereunder. This Agreement, when executed and delivered by Aceragen, shall constitute valid and legally binding obligations of Aceragen, enforceable against Aceragen in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)            No Conflicts. Subject to obtaining requisite shareholder approval for the assignment to the ABC Assignee, the execution and delivery of this Agreement by Aceragen and the performance by Aceragen of its obligations hereunder does not and will not: (i) violate any provision of the organizational documents of Aceragen; (ii) conflict with or violate any Applicable Law that applies to Aceragen or its assets or properties; (iii) other than filings with, and potential review by and clearances from the Securities and Exchange Commission, as applicable, require any permit, authorization, consent, approval, exemption, or other action by, notice to, or filing with any entity or Governmental Authority (other than as expressly contemplated hereby); (iv) violate, conflict with, result in a material breach of, or constitute (with or without notice or lapse of time or both) a material default under, or an event that would give rise to any right of notice, modification, acceleration, payment, cancellation or termination under, or in any manner release any party thereto from any obligation under, any permit or contract to which Aceragen is a party or by which any of its properties or assets are bound; or (v) result in the creation or imposition of any Encumbrance on any part of the properties or assets of Aceragen (including the Product Assets).

(d)            No Consent. Except to the extent already obtained or immaterial to the Program (as defined in the Purchase Agreement), no consent, approval, license, order, authorization, registration, declaration, or filing with or of any Person is required by Aceragen or any Affiliate of Aceragen in connection with the execution and delivery by Aceragen of this Agreement, the performance by Aceragen and its Affiliates of its and their obligations under this Agreement, or the consummation of any of the transactions contemplated hereby.

(e)            Product Property. Aceragen or an Affiliate thereof has good and valid title to and solely owns all right, title, and interest in and to, or has a valid and enforceable license to (the “Licensed Product Property”), (i) the Product; (ii) all Patents that claim or Cover the Development, manufacture, use or Commercialization of the Product; (iii) all data, trade secrets, Product Know-How, and other intellectual property rights used by it in the research, development, and manufacture of Product; and (iv) all other Product Assets. Aceragen has no payment obligation, whether secured or unsecured, that is senior to, pari passu with, or has priority over Aceragen’s payment obligations to NovaQuest under this Agreement. All of the Patents are in full force and effect and have not lapsed, expired, or otherwise terminated. No Person claims to be an inventor under any of the Patents who is not a named inventor thereof.

(f)             Litigation. There is no action, suit, claim, proceeding, interference, reexamination, opposition, post-grant review, or investigation pending or, to the knowledge of Aceragen, threatened against Aceragen or any Affiliate of Aceragen, at law or in equity, arbitration proceeding to which Aceragen or any Affiliate of Aceragen is a party or subject, or Governmental Authority inquiry pending or, to the knowledge of Aceragen, threatened against Aceragen or any Affiliate of Aceragen, that, if adversely determined, would: (i) question or defeat the validity or enforceability of any Product IP; (ii) prevent, interfere with, or delay the consummation of the transactions contemplated by this Agreement; (iii) otherwise adversely affect any intellectual property owned by Aceragen related to the Product or NovaQuest’s rights under this Agreement; or (iv) have, or reasonably be expected to result in, a Material Adverse Event. Neither Aceragen nor, to Aceragen’s knowledge, any of its officers or directors is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (in the case of officers or directors, such as would affect Aceragen). There is no action, suit, proceeding or investigation by Aceragen pending or which Aceragen intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to Aceragen) involving the prior employment of any of Aceragen’s employees, their services provided in connection with Aceragen’s business, any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers.

(g)            Infringement and Intellectual Property. The making, use, sale, offer for sale, or import of the Product by Aceragen and its Affiliates, Licensees, or sublicensees does not, and will not, during the Term, infringe any Patent claim of any Third Party or misappropriate or make any unauthorized use of any other intellectual property or proprietary asset of any Third Party. To the knowledge of Aceragen, the Patents Covering the Product are valid and enforceable and no Third Party is infringing, misappropriating, or making any unauthorized use of a Patent Covering the Product or Product Know-How. None of the Patents Covering the Product or Product Know-How is subject to any outstanding decree, order, judgment, or stipulation restricting in any manner the use or licensing thereof by Aceragen.

(h)            Material Contracts; Other Agreements. All Material Contracts to which each Responsible Party is a party are listed in Schedule 7.1(j) of the Purchase Agreement and are enforceable and in full force and effect. Aceragen has provided correct and complete copies of all such Material Contracts to NovaQuest. Each Responsible Party is in compliance with and has not materially breached, violated, or defaulted under, or received written notice that it has materially breached, violated, or defaulted under any of the terms or conditions of any such Material Contract. Aceragen is not aware of any event that has occurred or circumstance or condition that exists that would, or would reasonably be expected to, constitute such a breach, violation, or default with the lapse of time, giving of notice, or both. To the knowledge of Aceragen, the counterparty of each Material Contract is in compliance in all material respects with the terms and conditions of such Material Contract. Other than any such Material Contract, there are no contracts, agreements, commitments, or undertakings pursuant to which any Responsible Party in-licenses or otherwise has rights under any Patent or intellectual property rights of any Third Party that are material to the Development or Commercialization of the Product. Neither Aceragen nor any Affiliate of Aceragen has granted an Encumbrance on any of its assets relating to the Product or Aceragen’s payment obligations to NovaQuest under this Agreement.

(i)             Certain Regulatory Matters.

(i)             Aceragen holds all applicable approvals and authorizations from Governmental Authorities necessary for it to conduct its business in the manner in which such business is being conducted and as contemplated hereunder with respect to the Product, including the Development, manufacture, and testing of the Product, and all such approvals and authorizations are in good standing and in full force and effect. Aceragen has not received any notice or any other communication from any Governmental Authority regarding any actual or possible revocation, withdrawal, suspension, cancellation, termination, or material modification of any such approvals or authorizations.

(ii)            Aceragen has not, with respect to the Product, knowingly made any untrue statement of a material fact or fraudulent statement to the FDA or any other Governmental Authority, failed to disclose a material fact required to be disclosed to the FDA or other Governmental Authority, or committed an act, made a statement or failed to make a statement, that provides or could reasonably be expected to provide a basis for the FDA or other Governmental Authority to invoke the FDA’s policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) or any similar policy of any other Governmental Authority.

(iii)           Aceragen is not and has never been: (A) debarred by a Governmental Authority; (B) a party to a settlement, consent, or similar agreement with a Governmental Authority regarding the Product; or (C) charged with, or convicted of, violating Applicable Law regarding the Product.

(iv)           The Product is being and at all times has been (as applicable) developed, tested, manufactured, labeled, stored, in compliance in all material respects with all Applicable Laws, including with respect to investigational use, good clinical practices, good laboratory practices, good manufacturing practices, record keeping, security, and filing of reports. The Product has not been promoted, marketed or otherwise Commercialized.

(v)            The Product has not been the subject of or subject to (as applicable) any recall, suspension, market withdrawal, seizure, warning letter, other written communication asserting lack of compliance with any Applicable Law in any material respect, or serious adverse event. No clinical trial of the Product has been suspended, put on hold, or terminated prior to completion as a result of any action by the FDA or other Governmental Authority or voluntarily. To the knowledge of Aceragen, no event has occurred or circumstance exists that is reasonably likely to give rise to, or serve as a basis for, any of the foregoing events.

(vi)           Aceragen has, with respect to the Product, provided to NovaQuest true and complete copies of all pre-clinical and clinical data, reports and analysis, all material correspondence with the FDA and other Governmental Authorities, interim analysis from ongoing trials, tables from recently completed clinical trials where no clinical study report is available, and any other information that is material to the Development of the Product.

(vii)          Neither Aceragen nor its Affiliates have received any adverse written notice from any Governmental Authority regarding the approvability or approval of the Product.

(j)             Financial Condition. All financial statements for Aceragen delivered to NovaQuest fairly present, in conformity with GAAP, in all material respects Aceragen’s financial condition and Aceragen’s results of operations. Except as set forth on the Disclosure Schedule, there has not been any material deterioration in Aceragen’s financial condition since the date of the most recent financial statements and projections delivered to NovaQuest.

(k)            Full Disclosure. Aceragen has delivered or provided to NovaQuest true and complete copies of each agreement, contract, other document, or information that is included or referred to therein or in this Agreement or that has been requested by NovaQuest. All written statements and other writings furnished pursuant hereto, or in connection with this Agreement or the transactions contemplated hereby, are complete and accurate in all material respects. No representation or warranty by Aceragen contained in this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make any statement contained herein not misleading. To the knowledge of Aceragen, there is no fact, event, or condition that materially adversely affects the Product that has not been set forth in this Agreement and the Schedules hereto.

(l)             [****].

7.2            NovaQuest’s Representations, Warranties, and Covenants. NovaQuest represents, warrants, and covenants to Aceragen as of the Effective Date:

(a)            Organization. NovaQuest is a Delaware limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b)            Authorization. NovaQuest has all necessary power, right, and authority to carry on its business as it is presently carried on by NovaQuest, to enter into, execute, and deliver this Agreement and perform all of the covenants, agreements, and obligations to be performed by NovaQuest hereunder. This Agreement has been duly executed and delivered by NovaQuest and constitutes, when executed and delivered by Aceragen, NovaQuest’s valid and binding obligation, enforceable against NovaQuest in accordance with its terms, subject to bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and equitable principles.

(c)            No Conflict. Neither the execution and delivery of this Agreement nor the performance or consummation of it or the transactions contemplated hereby will (i) conflict with any Applicable Law; (ii) in any material respect, violate, conflict with, result in a material breach of, or constitute a material default under any material contract, agreement, commitment, or instrument to which NovaQuest is a party or by which NovaQuest or any of its assets are bound or committed; or (iii) violate the applicable formation documents for NovaQuest.

(d)            No Consent. No consent, approval, license, order or authorization, registration, declaration, or filing with or of any Person is required by NovaQuest in connection with the execution and delivery by NovaQuest of this Agreement, the performance by it of its obligations under this Agreement, or the consummation by it of any of the transactions contemplated hereby or thereby.

7.3            Survival of Representations and Warranties. All representations and warranties of the Parties hereunder shall survive the applicable dates referred to in the first sentence of Section 7.1 and the first sentence of Section 7.2 until one year following the expiration of the Term.

7.4            Limitation of Liability; Special, Indirect and Other Losses. NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, OR SPECIAL DAMAGES OF ANY KIND OR ANY LOST PROFITS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, OR OTHERWISE), EVEN IF SUCH PARTY WAS ADVISED OR OTHERWISE AWARE OF THE LIKELIHOOD OF SUCH DAMAGES AND REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING LIMITATION OF LIABILITY WILL NOT APPLY TO BREACHES OF ARTICLE VI OR LIMIT OR MODIFY IN ANY WAY ACERAGEN’S INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT.

7.5            Liquidated Damages. ACERAGEN ACKNOWLEDGES THAT NOVAQUEST’S ACTUAL DAMAGES RESULTING FROM A FAILURE TO CLOSE A QUALIFYING TRANSACTION ARE DIFFICULT TO ESTIMATE AND MAY BE DIFFICULT FOR NOVAQUEST TO PROVE. ACCORDINGLY, THERE MAY BE NO ADEQUATE REMEDY AT LAW TO FULLY COMPENSATE NOVAQUEST. THEREFORE, IF THE ALLOWED BRIDGE CLAIM AMOUNT BECOMES DUE AND PAYABLE BY ACERAGEN, SUCH PAYMENT SHALL BE DEEMED, SOLELY IN RESPECT THEREOF, LIQUIDATED DAMAGES AND NOT A PENALTY. EACH PARTY ACKNOWLEDGES THAT THE AMOUNT OF SUCH LIQUIDATED DAMAGES REPRESENTS A FAIR, REASONABLE, AND APPROPRIATE ESTIMATE OF NOVAQUEST’S ACTUAL DIRECT DAMAGES.

ARTICLE VIII

COVENANTS

8.1	Notifications.

(a)            Defaults, Termination and Litigation.

(i)             Aceragen shall promptly (but no later than within five (5) Business Days) notify NovaQuest in writing and with reasonable detail of any actual or threatened (or any receipt of notice of any actual or threatened): (A) default or breach or anticipated default or anticipated breach by Aceragen under this Agreement or any other agreement between the Parties or under any agreement related to the ABC Proceeding; (B) suspension of compliance or performance by Aceragen under this Agreement; or (C) termination or expiration (in part or in whole) or any material waiver or amendment of or under any contract, license, or other agreement material to the ABC Proceeding, a Product Divestiture, a Qualifying Transaction, or the Development, manufacture, or Commercialization of the Product.

(ii)            Aceragen shall promptly (but no later than within five (5) Business Days) notify NovaQuest in writing and with reasonable detail of the actual or threatened commencement of (or receipt of notice of the actual or threatened commencement of) any dispute, claim, suit, litigation, injunction, or arbitration proceeding related to (A) any potential Product Divestiture, any potential Qualifying Transaction, or the ABC Proceeding, (B) the Product or Product Assets, or (C) contracts, licenses, or agreements material to Aceragen’s business activities, any potential Product Divestiture, any potential Qualifying Transaction, the ABC Proceeding, the Development, manufacture, or Commercialization of the Product, including those disputes, claims, suits, litigation, or arbitration proceedings alleging a Third Party’s infringement or misappropriation of any of the Product IP owned or licensed by a Responsible Party and those alleging a Responsible Party’s (or any of their respective Affiliates’, licensees’, or sublicensees’) infringement or misappropriation of a Third Party’s intellectual property in the making, use, sale, offer for sale, or importation of the Product. Each such notification shall contain a reasonably detailed summary of the event described therein. At the request of NovaQuest, Aceragen shall promptly discuss with NovaQuest, or provide in writing to NovaQuest, full particulars of the applicable matter.

(b)            Consents. Aceragen shall obtain all necessary consents, approvals, licenses, orders, and authorizations, and shall make all necessary registrations, declarations, and filings, in connection with the execution and delivery by Aceragen of this Agreement, the performance by Aceragen and its Affiliates of its and their obligations under this Agreement, and the consummation of any of the transactions contemplated hereby, in each case to the extent material to the Program (as defined in the Purchase Agreement).

(c)            Intellectual Property Updates.

(i)             Promptly after receipt by a Responsible Party of any notice with respect to any Governmental Authority taking final patent office action that cannot be appealed as part of the patent prosecution process under relevant patent office procedures relating to the status, validity, or change thereto, of any Patents Covering the Product, Aceragen shall provide a complete and correct copy of each such notice to NovaQuest.

(ii)            Aceragen shall also keep NovaQuest reasonably informed, in accordance with its obligations under ARTICLE V and at other times upon reasonable request by NovaQuest, with regard to all material developments in the status, validity, prosecution efforts, or change thereto, of any of the Product IP owned, licensed, or sublicensed by a Responsible Party.

8.2            No Disposition of Rights; Debt. Notwithstanding anything to the contrary herein, without NovaQuest’s prior written consent, Aceragen shall not (and Aceragen shall ensure that a Responsible Party does not) close, consummate, or otherwise effect, or agree to close, consummate, or otherwise effect, a Product Divestiture prior to the assignment to the ABC Assignee. Notwithstanding anything to the contrary herein, without NovaQuest’s prior written consent, Aceragen shall not (and Aceragen shall ensure that a Responsible Party does not) (i) Encumber the Product or any Product Asset, other than in connection with equipment leases made in the ordinary course of business, or (ii) except in connection with the ABC Proceeding, Encumber, sell, assign, transfer, license, sublicense, deliver, or otherwise dispose of all or any of Aceragen’s or any Responsible Party’s right, title, or interest in or to any revenue or receivables related to the Product or make any agreement or commitment to do any of the foregoing, or (iii) incur any indebtedness.

8.3            Change of Control. Without limiting Aceragen’s obligation to obtain NovaQuest’s written consent prior to effecting any transaction described in Sections 8.2 and 11.7, Aceragen shall not effect a Change of Control of Aceragen, directly or indirectly, without NovaQuest’s prior written consent, not to be unreasonably withhold or delayed.

8.4            Additional Covenants and Agreements of Aceragen.

(a)            Compliance with Law. With respect to the performance of this Agreement and the activities contemplated by this Agreement, Aceragen shall comply, and shall cause each Responsible Party to comply, with all Applicable Laws.

(b)            Noncontravention. During the Term, neither Aceragen nor any of its Affiliates shall grant any right to any Affiliate or Third Party that would conflict with the rights granted to NovaQuest hereunder or enter into any agreement that would impair Aceragen’s ability to perform its obligations under this Agreement.

(c)            Material Contracts and Licenses. Aceragen and its Affiliates shall comply with all terms and conditions of, and fulfill all of its obligations under, all of the Material Contracts, except for such noncompliance that could not reasonably be expected to result in a Material Adverse Event. Aceragen and its Affiliates shall use commercially reasonable efforts to enforce against the other party(ies) to each Material Contract all material terms and conditions thereunder. Neither Aceragen nor any of its Affiliates shall amend any Material Contract in any material respect or issue any waivers or consents or other approvals under any Material Contract without the prior written consent of NovaQuest (not to be unreasonably withheld or delayed), except where such amendment, waiver, or consent could not reasonably be expected to result in a Material Adverse Event. Aceragen and its Affiliates shall ensure that all Licenses contain provisions that require the Licensees to notify Aceragen or its Affiliate of any Material Adverse Event and that allow Aceragen to share information pertaining to the Development and Commercialization of the Product to NovaQuest as contemplated by this Agreement.

(d)            Competing Products. Aceragen and its Affiliates shall not, and shall ensure that each Responsible Party shall not, directly or indirectly, at any time research, develop, market, promote, distribute, import, export, offer to sell, or sell any Competing Product, unless otherwise approved in writing by NovaQuest.

(e)            Insurance. During the Term, Aceragen shall maintain insurance policies concerning such casualties as would be reasonable and customary for companies like Aceragen, with extended coverage, sufficient in amount (subject to reasonable deductions) to allow it to replace any of its properties that might be damaged or destroyed.

(f)             Activities of Vizigen. Until the Qualifying Transaction Date, Aceragen shall ensure that Vizigen does not (i) engage in any Development or Commercialization of the Product or any Competing Product or (ii) have any right, title or interest in or to any of the Product Assets.

(g)            Corporate Existence. Aceragen shall maintain its corporate existence until the ABC Proceeding is concluded.

(h)            Voting Agreement. Aceragen represents and warrants that the holders of at least fifty-one percent (51%) of the voting power of Aceragen’s capital stock have executed and delivered a Voting Agreement in substantially the form attached hereto as Exhibit H (a “Voting Agreement”), that Aceragen has executed and delivered each of the same, and that Aceragen has delivered true and complete copies of the same to NovaQuest. For the avoidance of doubt, each such Voting Agreement is a Material Contract for purposes of this Agreement. Aceragen covenants and agrees that, from the Effective Date until the ABC Commencement Date, it will ensure that at least fifty-one percent (51%) of the voting power of Aceragen’s capital stock are designated as “Subject Securities” (as defined in the Voting Agreement) subject to the restrictions and obligations of a Voting Agreement executed and delivered by the holder thereof.

ARTICLE IX

TERM AND TERMINATION

9.1            Term of Agreement. The term of this Agreement shall commence as of the Effective Date and continue until terminated in accordance with this ARTICLE IX (the “Term”).

9.2            Events of Default. The occurrence of any of the following events, actions, or omissions shall constitute a material breach of this Agreement by Aceragen and an “Event of Default”:

(a)            Aceragen materially breaches any agreement, covenant, or obligation in this Agreement related to the ABC Proceeding, the Diligence Obligations, or a Qualifying Transaction, or breaches its covenants in any of Sections 8.2 or 8.3, or materially breaches any representation or warranty under this Agreement or under any other agreement between the Parties (other than any breach disclosed on the Disclosure Schedule, the Purchase Agreement Deficiencies and any of the other breaches that were the subject of the NovaQuest Notice);

(b)            Aceragen materially breaches any agreement, covenant, or obligation in this Agreement, other than as set forth in Section 9.2(a), or any other agreement between the Parties (other than any breach disclosed on the Disclosure Schedule, the Purchase Agreement Deficiencies and any of the other breaches that were the subject of the NovaQuest Notice), or a Responsible Party other than Aceragen materially breaches any agreement, covenant, or obligation in this Agreement or the Purchase Agreement applicable to Responsible Parties (other than any breach disclosed on the Disclosure Schedule, the Purchase Agreement Deficiencies and any of the other breaches that were the subject of the NovaQuest Notice), and, to the extent curable, does not cure such breach within sixty (60) calendar days after the earlier of (i) NovaQuest’s provision of notice to Aceragen of such breach or (ii) Aceragen’s becoming aware of such breach;

(c)            Aceragen or a Responsible Party to whom Aceragen has granted exclusive rights to Product or Product IP in the U.S. or in one or more of the E.U., Germany, France, Italy, the United Kingdom, Spain or Japan (each such territory, a “Major Market”) (i) except in connection with the ABC Proceeding, files a petition seeking to take advantage of any laws relating to bankruptcy, insolvency, reorganization, winding up, or composition for adjustment of debts; (ii) consents to, or fails to contest within sixty (60) calendar days and in appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (iii) except for the ABC Assignment Agreement or otherwise in connection with the ABC Proceeding, applies for, consents to, or fails to contest within sixty (60) calendar days and in appropriate manner the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property; (iv) admits in writing its inability to pay its debts as they become due, except with respect to the matters set forth in this Agreement and the Disclosure Schedule or disclosures required under laws or regulations, including the federal securities laws and stock exchange requirements, to which the Company is subject; (v) makes a general assignment for the benefit of creditors other than as contemplated by this Agreement; or (vi) takes any corporate action for the purpose of authorizing any of the foregoing other than with respect to this Agreement and the ABC Proceeding;

(d)            a case or other proceeding is commenced against Aceragen or any of its Affiliates in any court of competent jurisdiction seeking (i) relief under any laws relating to bankruptcy, insolvency, reorganization, winding up, or adjustment of debts or (ii) the appointment of a trustee, receiver, custodian, liquidator, or the like for Aceragen or such Affiliate for all or any substantial part of its assets; and under either clause (i) or (ii) of this 9.2(c), such case or proceeding has continued without dismissal or stay for a period of sixty (60) consecutive calendar days, or an order granting the relief requested in such case or proceeding (including an order for relief under such federal bankruptcy laws) is entered; provided, however, that the appointment of the ABC Assignee and any filing made in connection with an ABC Proceeding in compliance with this Agreement shall not constitute a material breach of this Agreement;

(e)            the ABC Proceeding has not been commenced by the ABC Target Commencement Date, unless and to the extent attributable to NovaQuest’s unreasonable failure or delay in approving the form of the ABC Assignment Agreement and the identity of the ABC Assignee after Aceragen has notified NovaQuest of the identity of the ABC Assignee and provided NovaQuest with a substantially complete draft of the ABC Assignment Agreement within twenty (20) calendar days after the Effective Date;

(f)             Aceragen’s cash balance on the last day of any week is more than ten percent (10%) less than the amount set forth in the Gap Period Budget for such week, provided that any such shortfall shall be disregarded to the extent it is approved by NovaQuest in writing; or

(g)            there is a Material Adverse Event, and, to the extent curable, Aceragen does not cure such Material Adverse Event within seven (7) calendar days after the earlier of (i) NovaQuest’s provision of notice to Aceragen of such Material Adverse Event or (ii) Aceragen’s becoming aware of such Material Adverse Event.

9.3           Remedies.

(a)            Upon the occurrence of an Event of Default, the Allowed Bridge Claim Amount shall be due and payable immediately.

(b)            Upon the occurrence of an Event of Default, NovaQuest shall provide Aceragen with written notice (via email or facsimile) specifying the Event of Default and the basis therefor if NovaQuest intends to exercise its remedies under the 2021 Security Agreement, 2023 Security Agreement, and hereunder. Thereafter, NovaQuest may foreclose on all or any portion of the Collateral or otherwise exercise remedies against the Collateral under the 2021 Security Agreement, 2023 Security Agreement, and hereunder including, without limitation, the exercise of rights of setoff and all rights and remedies of a secured party under the UCC.

(c)            In addition to any other remedies NovaQuest may possess, Aceragen knowingly, voluntarily and intentionally authorizes any attorney to appear on behalf of Aceragen, from time to time, in any court of record possessing jurisdiction over this Agreement and to waive issuance and service of process and to confess judgment in favor of NovaQuest against Aceragen, for the Return of Bridge Funding, accrued charges, reasonable attorney fees, court costs, and such other amount due under this Agreement.

9.4            Termination for Cause. Upon the occurrence of any material breach of this Agreement by Aceragen, NovaQuest may, without limiting any of its rights or remedies, terminate this Agreement immediately upon written notice to Aceragen. Notwithstanding such termination by NovaQuest, Aceragen’s payment obligations under this Agreement shall survive until they are fully and completely satisfied.

9.5            Termination upon Closing of a Qualifying Transaction. This Agreement will automatically terminate in its entirety upon the closing of a Qualifying Transaction.

9.6            Survival. Notwithstanding anything to the contrary contained in this Agreement, ARTICLE IV, Sections 5.1 and 5.2, ARTICLE VI, ARTICLE VII, this Section 9.6, ARTICLE X, and ARTICLE XI shall survive the termination of this Agreement for any reason.

ARTICLE X

INDEMNIFICATION

10.1          General Obligations. Aceragen hereby agrees to indemnify, defend, hold harmless, and reimburse NovaQuest and its Affiliates and their respective managers, directors, officers, employees, agents, and its and their respective successors, heirs, and assigns (collectively, the “NovaQuest Indemnitees”) from and against any losses, costs, claims, damages, Liabilities, or expenses (including reasonable attorneys’ and professional fees and other expenses of litigation) (each, a “Loss” and collectively, “Losses”) arising out of claims, suits, actions, or demands, in each case brought by a Third Party, or settlements or judgments arising therefrom (including personal injury, products liability, and intellectual property infringement or misappropriation claims) (each a “Third Party Claim”) as a result or arising out of:

(a)            Party’s, or its or their respective agent’s or contractor’s Development, promotion, marketing, handling, manufacture, Commercialization, packaging, labeling, storage, distribution, pricing, reimbursement, transport, use, sale, or other disposition of the Product, an ABC Proceeding, or a Qualifying Transaction;

(b)            any breach by a Responsible Party of a representation or warranty of a Responsible Party contained in this Agreement or in any other agreement between the Parties or the breach or default by a Responsible Party of any covenant, agreement, or obligation of Aceragen contained in this Agreement or in any other agreement between the Parties;

(c)            a Responsible Party’s failure to comply with Applicable Law; or

(d)            the negligence, recklessness, or intentional wrongful acts or omissions related to this Agreement of a Responsible Party, or contractors or any of their respective directors, employees, or agents.

10.2          Procedures.

(a)            Notice. A NovaQuest Indemnitee seeking indemnification (the “Indemnified Party”) under Section 10.1 shall give prompt written notice to Aceragen (the “Indemnifying Party”) of the assertion of any claim in respect of which indemnity may be sought hereunder. Such notice shall include a description of the claim and the nature and amount of the applicable Loss, to the extent known at such time. The failure of an Indemnified Party to notify the Indemnifying Party on a timely basis or provide such information as set forth above will not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party unless the Indemnifying Party demonstrates that the defense of such action is materially prejudiced by the Indemnified Party’s failure to give such notice and then solely to the extent thereof. The Indemnified Party shall provide the Indemnifying Party with complete and correct copies of all papers and official documents received in connection with any Third Party Claims for which indemnity is sought hereunder and such other information with respect thereto as the Indemnifying Party may reasonably request. The Parties shall keep each other reasonably informed of any facts or circumstances that may be of material relevance in connection with the Loss for which indemnification is sought.

(b)            In General. The Indemnifying Party may assume the defense of any Third Party Claim for which indemnity is sought hereunder by giving written notice thereof to the Indemnified Party within thirty (30) calendar days after the Indemnifying Party’s receipt of a notice provided pursuant to Section 10.2(a). Upon assuming the defense of a Third Party Claim, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party. If the Indemnifying Party assumes the defense of a Third Party Claim, then the Indemnified Party shall promptly deliver to the Indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim.

(c)            Right to Participate in Defense. Without limiting Section 10.2(b), any Indemnified Party shall be entitled to participate in the defense of such Third Party Claim assumed by the Indemnifying Party and to employ counsel of its choice for such purpose. However, such employment shall be at the Indemnified Party’s own expense unless (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing; (ii) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 10.2(b) (in which case the Indemnified Party may control the defense); or (iii) the interests of the Indemnified Party and the Indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Laws, ethical rules, or equitable principles, in which case such employment shall be at the expense of the Indemnifying Party.

(d)            Settlement. With respect to any Third Party Claim, the Indemnifying Party shall have the right to consent to the entry of any judgment or enter into any settlement with respect to such Third Party Claim, only with the prior written consent of the Indemnified Party.

(e)            Cooperation. Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim in respect of which indemnity is sought hereunder, the Indemnified Party shall, and shall cause each of its indemnitees to, reasonably cooperate in the defense or prosecution thereof, and the Indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith. If the Indemnifying Party chooses not to defend any Third Party Claim in respect of which indemnity is sought hereunder, then the Indemnifying Party shall cooperate with the Indemnified Party in the defense or prosecution thereof, including by furnishing such records, information, and testimony, providing such witnesses and attending such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the Indemnified Party to, and reasonable retention by the Indemnifying Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnifying Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

10.3          Breach by the Indemnifying Party of its Obligations. If the Indemnifying Party fails to timely (and in any event within 30 days) assume and diligently conduct the defense of any such Third Party Claim, then its right to defend that Third Party Claim shall terminate and the Indemnified Party may assume the defense of, and settle, such claim with counsel of its own choice and on such terms as it deems appropriate, without any obligation to obtain the consent of the Indemnifying Party.

ARTICLE XI

MISCELLANEOUS

11.1          Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of Aceragen and NovaQuest contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of NovaQuest or Aceragen.

11.2          Governing Law. This Agreement shall be governed by and construed, interpreted, and enforced in accordance with the laws of the State of New York, as applied to agreements executed and performed entirely in the State of New York, without giving effect to the principles of conflicts of law thereof.

11.3          Dispute Resolution.

(a)            Subject to Section 11.4, prior to the initiation of any Arbitration between the Parties, any dispute, controversy, or claim arising under, out of, or in connection with this Agreement, including any subsequent amendments, regarding the validity, enforceability, construction, performance, or breach hereof (a “Dispute”) shall be first addressed between the Parties’ Senior Officers. Either Party shall have the right to refer a Dispute to the Parties’ Senior Officers for attempted resolution by sending a written notice to the other Party requesting the same (the “Dispute Notice”). If either Party provides a Dispute Notice, then the Senior Officer (or his or her designee) from each Party shall, by phone or in-person, discuss the Dispute in good faith, commencing within fourteen (14) calendar days after the delivery of the Dispute Notice and continuing until at least twenty-eight (28) calendar days after the delivery of the Dispute Notice.

(b)            If the two Senior Officers (or their designees) have not reached a mutually acceptable resolution to the Dispute within twenty-eight (28) calendar days after the delivery of the Dispute Notice, then the Dispute shall be resolved by final, binding arbitration conducted under the rules (the “AAA Rules”) of the American Arbitration Association (the “AAA”), as amended from time to time, except as provided in this Section 11.3 (“Arbitration”).

(c)            Selection of Arbitrators. The Arbitration tribunal shall consist of three (3) arbitrators, which shall be selected as follows: (i) one (1) arbitrator shall be selected by Aceragen; (ii) one (1) arbitrator shall be selected by NovaQuest; and (iii) one (1) arbitrator shall be selected by the two (2) foregoing arbitrators (each such arbitrator, an “Arbitrator”). Each of the Arbitrators shall have prior experience in the biopharmaceutical industry. No Arbitrator shall be a current or former employee, shareholder, officer, or director of, or consultant, or advisor to, or other representative of, either Party. If (A) either Party fails to select an Arbitrator within thirty (30) calendar days following expiration of the twenty-eight (28) calendar day period in Section 11.3(b) or (B) the two (2) Arbitrators selected by the Parties fail to select the third Arbitrator within fifteen (15) calendar days after the selection of the first two (2) Arbitrators by the Parties, then, at the request of either Party, the AAA shall make such selection(s) on behalf of the Parties in accordance with the AAA Rules.

(d)            Venue and Language. The venue of the Arbitration shall be Raleigh, North Carolina, USA. The Arbitration shall be conducted in English, and all foreign language documents shall be submitted in the original language and shall be accompanied by a translation into English.

(e)            Time Periods. Upon the written mutual agreement of both Parties, any time period specified in this Section 11.3 or the AAA Rules shall be extended or accelerated according to the Parties’ written mutual agreement. The Arbitrators shall take into account both the desirability of making discovery efficient and cost-effective and the needs of the Parties for an understanding of any legitimate issue raised in the Arbitration.

(f)             Consolidation of Disputes. In order to facilitate the comprehensive resolution of related disputes, and upon request of any Party to the Arbitration proceeding, the Arbitrators may consolidate the Arbitration proceeding with any other Arbitration proceeding relating to this Agreement. The Arbitrators shall not consolidate such Arbitrations unless they determine that (i) there are issues of fact or law common to the proceedings so that a consolidated proceeding would be more efficient than separate proceedings, and (ii) no Party would be prejudiced as a result of such consolidation through undue delay or otherwise.

(g)            Costs. The costs of the Arbitration, including reasonable fees plus expenses to be paid to the Arbitrator(s) and the reasonable out-of-pocket costs (including the costs incurred for translation of the documents into English, reasonable attorneys’ and expert witness fees, and reasonable travel expenses) of the prevailing Party shall be borne by (i) the losing Party, if the Arbitrator(s) rule in favor of one Party on all disputed issues in the Arbitration and (ii) by the Parties, as allocated in writing by the Arbitrator(s) in a manner with a reasonable relationship to the outcome of the Arbitration, if the Arbitrator(s) rule in favor of one Party with respect to some issues and in favor of the other Party with respect to other issues and, in either case ((i) or (ii)), paid within thirty (30) calendar days from the final decision by the Arbitrator.

(h)            Decision to be Binding. The decision by the Arbitrators shall be final and binding on the Parties, non-reviewable and non-appealable, and judgment upon any arbitral award may be entered and enforced by any court or other judicial authority of competent jurisdiction.

(i)             Confidentiality. All Disputes under this Agreement shall be subject to the confidentiality restrictions contained in ARTICLE V herein. All settlement negotiations, proceedings, and any award and any information obtained from the other Party in connection with the Arbitration shall be deemed “Confidential Information” subject to ARTICLE VI; provided, however, that the Parties further agree that such Confidential Information may be disclosed to the extent necessary to enforce any award or enforce this Agreement to arbitrate.

11.4          Equitable Relief. Each of the Parties hereto acknowledges that the other Party may have no adequate remedy at law if it fails to perform any of its obligations under ARTICLE VI of this Agreement. In such event, each of the Parties agrees that the other Party shall have the right, in addition to any other rights it may have (whether at law or in equity), to pursue equitable remedies such as injunction and specific performance for the breach or threatened breach of any provision of such ARTICLE VI from any court of competent jurisdiction.

11.5          Expenses. Except as expressly set forth herein, each Party shall be responsible for and bear all of its own costs and expenses (including any legal fees and any accountants’ fees) with regard to the negotiation and consummation of the transactions contemplated by this Agreement. If, after the Effective Date, Aceragen requests an amendment of this Agreement or the 2023 Security Agreement in connection with any restructuring, reorganization, or similar transaction to which Aceragen or any of its Affiliates are a party, then Aceragen will reimburse NovaQuest for the reasonable and documented legal and accounting fees and expenses NovaQuest incurs in connection with such amendment within ten (10) Business Days of NovaQuest’s written request for reimbursement.

11.6          Relationship of the Parties. Nothing in this Agreement is intended to be construed so as to suggest that either Party (except as expressly set forth herein) is obligated to provide, directly or indirectly, any advice, consultations, or other services to the other Party. Neither Party shall have any responsibility for the hiring, termination, or compensation of the other Party’s employees or for any employee benefits of such employee. No employee or representative of a Party shall have any authority to bind or obligate the other Party to this Agreement for any sum or in any manner whatsoever or to create or impose any contractual or other liability on the other Party without such Party’s approval. For all purposes and notwithstanding any other provision of this Agreement to the contrary, each Party’s legal relationship under this Agreement to the other Party shall be that of independent contractor. This Agreement is not a partnership agreement, and nothing in this Agreement shall be construed to establish a relationship of co-partners or joint venturers between the Parties.

11.7          Successors and Assigns. Neither this Agreement nor any rights or obligations hereunder may be assigned in whole or in part by either Party, by operation of law or otherwise, without the prior written consent of the other Party; provided, however, that NovaQuest may, without such consent, (a) assign, sell, or otherwise transfer this Agreement to an Affiliate of NovaQuest, provided that such Affiliate is not engaged a Competing Business; provided that such Affiliate agrees to be bound by the terms and obligations of this Agreement, or (b) assign, sell, pledge, contribute, or otherwise transfer, in whole or in part, its rights to receive any payments under this Agreement, or (c) assign, sell, pledge, contribute, or otherwise transfer, in whole, together with rights to receive payments under this Agreement, its rights to enforce such payment rights, and its rights to conduct audits or receive information and audit findings under ARTICLE V to any Person, and such Person may assign, sell, pledge, contribute, or otherwise transfer such rights to another Person, in each case so long as no such Person is actively engaging in the development or commercialization of a Competing Product. Notwithstanding anything to the contrary herein, NovaQuest acknowledge that following the assignment to the ABC Assignee, such ABC Assignee shall succeed to all of Aceragen’s rights and obligations hereunder. This Agreement shall be binding upon, and subject to the terms of the foregoing sentence, inure to the benefit of the Parties hereto, their permitted successors, legal representatives and assigns. Any assignment or attempted assignment not in accordance with this Section 11.7 shall be null and void.

11.8          Notices. All notices, consents, waivers, requests, and other communications hereunder shall be in writing and shall be delivered in person, sent by confirmed electronic mail, sent by overnight courier (e.g., Federal Express), confirmed facsimile transmission or posted by registered or certified mail, return receipt requested, with postage prepaid, to following addresses of the Parties:

If to Aceragen:

Aceragen, Inc.

505 Eagleview Boulevard

Suite 212

Exton, PA 19341

Attention: John Taylor

Email: jtaylor@aceragen.com

If to NovaQuest:

NovaQuest Co-Investment Fund XV, L.P.

4208 Six Forks Road, Suite 920

Raleigh, NC 27609

Attention: Jacob Comer

Telephone: 919-459-8616

E-mail: Jacob.Comer@nqcapital.com

with a copy to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, North Carolina 27607

Attn: Daniel S. Porper

Telephone: 919-781-4000

E-mail: dporper@wyrick.com

or to such other address or addresses as NovaQuest or Aceragen may from time to time designate by notice as provided herein. Any such notice shall be deemed given (a) when actually received when so delivered personally or by overnight courier; (b) if mailed, other than during a period of general discontinuance or disruption of postal service due to strike, lockout or otherwise, on the fifth (5th) calendar day after its postmarked date thereof; or (c) if sent by e-mail with acknowledgement of receipt, transmission on the date sent if such day is a Business Day or the next following Business Day if such day is not a Business Day.

11.9          Severability. If any provision hereof should be held invalid, illegal, or unenforceable in any jurisdiction, then the Parties shall negotiate in good faith a valid, legal, and enforceable substitute provision that most nearly reflects the original intent of the Parties. All other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible. Such invalidity, illegality, or unenforceability shall not affect the validity, legality, or enforceability of such provision in any other jurisdiction. Nothing in this Agreement shall be interpreted so as to require a Party to violate any Applicable Law.

11.10        Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a waiver of the same or any other term or condition of this Agreement on any future occasion.

11.11       Entire Agreement. This Agreement (including the Exhibits and Schedules hereto and including the 2023 Security Agreement) sets forth all of the covenants, promises, agreements, warranties, representations, conditions, and understandings between the Parties relating to the funding of Bridge Funding Payments and other matters described in this Agreement and supersedes and terminates all prior agreements and understandings between the Parties related thereto. There are no covenants, promises, agreements, warranties, representations, conditions, or understandings, either oral or written, between the Parties relating to the funding of Bridge Funding Payments and other matters described in this Agreement other than as set forth in this Agreement. For the avoidance of doubt, the Purchase Agreement, the PRV Agreement, and certain other agreements between the Parties remain in full force and effect.

11.12        Third Party Beneficiaries. Except with regard to the NovaQuest Indemnitees under ARTICLE X, all rights, benefits, and remedies under this Agreement are solely intended for the benefit of the Parties (including their permitted successors and assigns), and no Third Party (except the NovaQuest Indemnitees with regard to their rights, benefits, and remedies under ARTICLE X of this Agreement and except for the Parties’ permitted successors and assigns) shall have any rights whatsoever to (a) enforce any obligation contained in this Agreement; (b) seek a benefit or remedy for any breach of this Agreement; or (c) take any other action relating to this Agreement under any legal theory, including actions in contract, tort (including negligence, gross negligence and strict liability), or as a defense, setoff, or counterclaim to any action or claim brought or made by the Parties (or any of their permitted successors and assigns).

11.13        Interpretation. When a reference is made in this Agreement to Articles, Sections, Schedules, or Exhibits, such reference shall be to an Article, Section, Schedule, or Exhibit to this Agreement unless otherwise indicated. The words “include,” “includes”, and “including” when used herein shall be deemed in each case to be followed by the words “without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. The headings and captions in this Agreement are for convenience and reference purposes only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. Unless specified otherwise, all statements of, or references to, monetary amounts in this Agreement are to U.S. Dollars. Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP, but only to the extent consistent with its usage and the other definitions in this Agreement. Provisions that require that a Party or the Parties “agree,” “consent”, “approve”, or the like shall require that such agreement, consent, or approval be specific and in writing, whether by written agreement, letter, approved minutes, or otherwise. Words of any gender include the other gender, and words using the singular or plural number also include the plural or singular number, respectively. Neither Party hereto shall be deemed to be the drafter of this Agreement for the purposes of construing this Agreement against one Party or the other. If any notice or other action or omission is required to be taken by a Party under this Agreement on a day that is not a Business Day, then such notice or other action or omission shall be deemed to require to be taken on the next occurring Business Day.

11.14        Amendments. This Agreement may be amended, modified, or supplemented only by a written amendment or agreement signed by an authorized officer of both NovaQuest and Aceragen.

11.15        No Implied Licenses. Each Party acknowledges that the rights granted in this Agreement are limited to the scope expressly granted, and all other rights to each Party’s respective technologies and intellectual property rights are expressly reserved to the Party owning or controlling such technologies and intellectual property rights.

11.16        Time. Time is of the essence with respect to this Agreement and each of its provisions.

11.17        Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if each of the parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one agreement. This Agreement, to the extent signed and delivered by means of a facsimile machine or via e-mail in .pdf file format, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

11.18        Further Assurances. Each of the Parties hereto shall execute and deliver such additional documents, certificates, and instruments and shall perform such additional acts as may be reasonably requested and necessary or appropriate to carry out the purposes and intent and all of the provisions of this Agreement and to consummate all of the transactions contemplated by this Agreement.

11.19        Remedies. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. Unless specifically and expressly stated in this Agreement as exclusive, each remedy of the Parties specified in this Agreement is not exclusive, and, subject to the terms of this Agreement, is cumulative. The Parties shall be entitled to pursue any available legal or equitable remedy for breach of this Agreement or any provision hereof.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Funding Agreement in duplicate originals by their duly authorized representatives as of the Effective Date.

Aceragen, Inc.

By:	/s/ John Taylor
Name:	John Taylor
Title:	President and CEO

NovaQuest Co-Investment Fund XV, L.P.

By: NQ POF V GP, Ltd., its general partner

By:	/s/ John L. Bradley, Jr.
Name: John L. Bradley, Jr.
Title: Director

[****]

Exhibit 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Security Agreement”) is entered into as of July 11, 2023, by Aceragen, Inc., a Delaware corporation (“Aceragen” and together with any additional obligors joined as parties hereto, collectively, “Grantor”), and NovaQuest Co-Investment Fund XV, L.P., a Delaware limited partnership (“Secured Party”).

PRELIMINARY STATEMENT

Grantor and Secured Party have entered into a Bridge Funding Agreement, dated as of the date hereof (the “Funding Agreement”), pursuant to which Secured Party has agreed to provide certain funding for Grantor to, among other authorized uses of funds, enter into and complete an ABC Proceeding (as defined in the Funding Agreement), as set forth in and subject to the terms of the Funding Agreement, in exchange for the rights and Aceragen’s covenants and other obligations set forth in the Funding Agreement;

Grantor is entering into this Security Agreement in order to induce Secured Party to enter into and provide funding to Grantor under the Funding Agreement.

ACCORDINGLY, Grantor and Secured Party hereby agree as follows:

Article I

DEFINITIONS

1.1              Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC, and if defined in more than one article of the UCC shall have the meaning specified in Article 9 thereof.

1.2              Terms Defined in the Funding Agreement. All capitalized terms used herein and not otherwise defined herein or in the UCC shall have the meanings assigned to such terms in the Funding Agreement.

1.3              Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the preamble and the Preliminary Statement, the following terms shall have the following meanings:

“Article” means a numbered article of this Security Agreement, unless another document or statute is specifically referenced.

“Collateral” shall have the meaning set forth in Article II.

“Control” shall have the meaning set forth in Section 9-104 or 9-106 of Article 9 of the UCC, as applicable.

“Copyright Security Agreement” shall mean an agreement substantially in the form of the agreement attached hereto as Exhibit IV.

“Copyrights” means, with respect to Grantor, all of Grantor’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all extensions and renewals of any of the foregoing; (c) all income, royalties, damages, claims and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements or violations of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Domain Names” means all Internet domain names and associated URL addresses in or to which any Person now or hereafter has any right, title or interest.

“Event of Default” is defined in Section 5.1.

“Excluded Accounts” means (a) any trust account, (b) any payroll account or payroll taxes account, (c) any employee wage and benefit accounts, (d) any deposit account or securities account established or currently maintained for the sole purpose of holding cash or cash equivalents that serve as collateral or security under any letter of credit or other obligation not prohibited by the Funding Agreement and (e) withholding tax and fiduciary accounts.

“Excluded Assets” means (a) Excluded Accounts, (b) any lease, License or other agreement or any goods or other property subject to a purchase money security interest or capitalized lease obligation, to the extent that a grant of a security interest therein would violate or invalidate such lease, License, capital lease or agreement or purchase money arrangement or create a right of termination in favor of any other party thereto (other than Grantor), in each case, except to the extent such prohibition is unenforceable after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction, other than Proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code of any applicable jurisdiction notwithstanding such prohibition, provided that in the event of the termination or elimination of any such prohibition or restriction, a security interest shall be automatically and simultaneously granted under this Security Agreement and such leases, Licenses, other agreements, goods or other property shall be included as Collateral, and (c) any applications for trademarks or service marks filed in the United States Patent and Trademark Office, or any successor office thereto pursuant to 15 U.S.C. §1051 Section 1(b) unless and until evidence of use of the mark in interstate commerce is submitted to the United States Patent and Trademark Office pursuant to 15 U.S.C. §1051 Section 1(c) or Section 1(d).

“Insolvency Event” means, in relation to an entity that: (a) such entity shall make an assignment for the benefit of creditors; (b) such entity shall file a voluntary petition in bankruptcy; (c) such entity shall file any petition, answer, or document seeking for itself any reorganization, arrangement, examinership, administration, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation pertinent to such circumstances; (d) such entity shall seek or consent to or acquiesce in the appointment of any trustee, receiver, examiner, administrator or liquidator of such entity or of all or any substantial part (i.e., 33-1/3% or more) of the assets or property of such entity; (e) such entity or its directors or majority shareholders shall take any action initiating any of the foregoing actions described in clauses (a) through (e); (f) (i) sixty (60) days shall have expired after the commencement of an involuntary action against such entity seeking reorganization, arrangement, composition, receivership, examinership, administration, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, without such action being dismissed or all orders or proceedings thereunder affecting the operations or the business of such entity being stayed, (ii) a stay of any such order or proceedings shall thereafter be set aside and the action setting it aside shall not be timely appealed, (iii) such entity shall file any answer admitting or not contesting the material allegations of a petition filed against such entity in any such proceedings, (iv) the court in which such proceedings are pending shall enter a decree or order granting the relief sought in any such proceedings, or (v) thirty (30) days shall have expired after the appointment, without the consent or acquiescence of such entity of any trustee, receiver, administrator, examiner or liquidator of such entity or of all or any substantial part of the properties of such entity without such appointment being vacated; or (g) such entity is dissolved (other than pursuant to a consolidation, amalgamation or merger or a voluntary liquidation or dissolution of an entity into another Grantor); provided, however, that the appointment of the ABC Assignee and any filing made in connection with an ABC Proceeding in compliance with the Funding Agreement shall not constitute an Insolvency Event for purposes of Section 5.1(i) hereof.

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“Intellectual Property” means, with respect to Grantor, the collective reference to all rights, priorities and privileges relating to all Patents, Trademarks, Copyrights, Domain Names, trade secrets, Licenses and any other intellectual property, and all rights to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all proceeds therefrom, including, without limitation, license fees, royalties, income payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

“Licenses” means (a) any and all licenses, agreements or similar arrangements providing for the grant to or from a Grantor of any right in and to Patents, Copyrights, or Trademarks or other Intellectual Property, and (b) all rights to sue for past, present, and future breaches thereof.

“Patent Security Agreement” shall mean an agreement substantially in the form of the agreement attached hereto as Exhibit II.

“Patents” means, with respect to Grantor, all of Grantor’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Permitted Encumbrances” means (a) liens, charges or encumbrances for taxes, assessments or governmental charges or claims which are not yet due and payable, (b) statutory liens of landlords, carriers, warehousemen, mechanics and materialmen and (c) other liens imposed in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security.

“Schedule” refers to a specific schedule to this Security Agreement, unless another document is specifically referenced.

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“Section” means a numbered section of this Security Agreement, unless another document or statute is specifically referenced.

“Secured Obligations” means all obligations of Grantor now or hereafter owing to Secured Party under the Funding Agreement and this Security Agreement.

“Supplement to Security Agreement” means a supplement to this Security Agreement in the form of Exhibit I (with such modifications as shall be reasonably acceptable to Secured Party).

“Termination Date” shall have the meaning set forth in Section 7.11.

“Trademark Security Agreement” shall mean an agreement substantially in the form of the agreement attached hereto as Exhibit III.

“Trademarks” means, with respect to Grantor, all of Grantor’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade styles, trade dress and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all income, royalties, damages, claims and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (d) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (e) all rights corresponding to any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of any Applicable Law, any of the attachment, perfection or priority of Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code of a jurisdiction other than the State of New York, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of the definitions related to or otherwise used in such provisions.

Section 11.13 of the Funding Agreement shall apply to this Security Agreement as if set out herein in full, mutatis mutandis.

Article II

GRANT OF SECURITY INTEREST

For value received and to secure the prompt and complete payment and performance of the Secured Obligations, Grantor hereby reaffirms, pledges and grants to Secured Party a continuing security interest in and lien upon all of Grantor’s right, title and interest, wherever located and whether now owned or at any time hereafter created or acquired, in and to all the following property (the “Collateral”):

(a)            Accounts;

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(b)            Equipment, including, without limitation, the office equipment in the Exton, PA office (cubicles, decks, chairs, monitors, printers, phones, computers, etc.);

(c)            Inventory, including, without limitation, the following Inventory:

(Details pending)

ACG-801 Inventory

rhAC Finished Vials	Lot Number	Total Vials
GMP1	B22060065	171 vials
GMP2	B22100105	1690 vials
	Total	1861 vials

ACG-701 inventory

250 65-count bottles of finished product (active)

250 65-count bottles of finished product (placebo)

580kg of API

(d)           Goods;

(e)           Fixtures;

(f)            Cash and currency, Deposit Accounts and Securities Accounts;

(g)           Chattel Paper;

(h)           Instruments;

(i)            Documents;

(j)            Letters of credit and Letter-of-Credit Rights;

(k)           Contract rights, including, without limitation, the DTRA agreement for melioidosis clinical development;

(l)            General Intangibles (including, without limitation, all Intellectual Property) and goodwill;

(m)          Commercial Tort Claims now or hereafter described in Schedule F;

(n)           Supporting Obligations; and

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(o)            all proceeds, insurance proceeds and products thereof, together with all books and records, customer lists, credit files, programs, printouts and other computer materials and records related thereto;

provided that Collateral shall exclude Excluded Assets.

Article III

REPRESENTATIONS AND WARRANTIES

Grantor represents and warrants to Secured Party that:

3.1           Title, Authorization, Validity and Enforceability. Grantor has good and valid rights in and the power to transfer the Collateral owned by it and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Permitted Encumbrances, and has full corporate, limited liability company or partnership, as applicable, power and authority to grant to Secured Party the security interest in such Collateral pursuant hereto. The execution and delivery by Grantor of this Security Agreement (or any supplement hereto) and the performance of its obligations hereunder have been duly authorized by proper corporate, limited liability company or partnership, as applicable, proceedings, and this Security Agreement constitutes a legal, valid and binding obligation of Grantor and creates a security interest which is enforceable against Grantor in all of its right, title and interest in all Collateral it now owns or hereafter acquires, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights and remedies and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. When financing statements have been filed in the appropriate offices against Grantor in the locations listed in Schedule C, Secured Party will have a fully perfected first priority security interest in the Collateral owned by Grantor to the extent that a security interest may be perfected by filing of a financing statement under UCC, free and clear of all liens except for Permitted Encumbrances.

3.2            Conflicting Laws and Contracts. Neither the execution and delivery by Grantor of this Security Agreement, the creation and perfection of the security interest in the Collateral granted hereunder, nor compliance with the terms and provisions hereof will (i) violate the charter, by-laws, operating agreement or other organizational documents of Grantor, (ii) violate any Applicable Law or regulation or any order of any Governmental Authority except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (iii) violate in any material respect or result in a default under any material indenture, material agreement or other material instrument binding upon Grantor or its assets (including, without limitation, the Material Contracts), or give rise to a right thereunder to require any payment to be made by Grantor, or (iv) result in the creation or imposition of any Encumbrance on any asset of Grantor, other than Encumbrances created under this Security Agreement or the Funding Agreement.

3.3            Principal Location. Grantor’s location of its chief executive office is disclosed in Schedule A.

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3.4            No Other Names; Etc. Grantor has not conducted business under any other name, changed its jurisdiction of organization, merged with or into, or consolidated with any other Person, except as disclosed on Schedule A. The name in which Grantor has executed this Security Agreement (or any Supplement to Security Agreement, as applicable) is the exact name as it appears in Grantor’s organizational documents, as amended, as filed with Grantor’s jurisdiction of organization.

3.5           Filing Requirements. None of the Collateral owned by Grantor is of a type for which security interests or liens may be perfected by filing under any U.S. federal statute, except for Patents, Trademarks and Copyrights held by Grantor and described in Schedule B.

3.6           No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming Grantor as debtor has been filed or is of record in any jurisdiction, except financing statements (i) naming Secured Party as the secured party and (ii) in respect of the Permitted Encumbrances.

3.7          Federal Employer Identification Number; State Organization Number; Jurisdiction of Organization. Grantor’s federal employer identification number is, and if Grantor is a registered organization, Grantor’s state of organization, type of organization and state of organization identification number (if any) are, listed in Schedule D.

3.8            Intellectual Property. Schedule B contains a complete and accurate listing of all (A) applications and registrations for Intellectual Property owned by Grantor, including, but not limited to, the following: (i) state and U.S. trademark registrations and applications for trademark registration, (ii) U.S. patents and patent applications, (iii) U.S. copyright registrations and applications for registration, and (iv) Domain Names and (B) Product IP Agreements for all forms of Intellectual Property described in clauses (A)(i)-(iii) above that are owned by a third party and licensed to Grantor or otherwise used by Grantor under contract that are material to the business of Grantor other than off-the-shelf software and software subject to shrink-wrap, click-wrap and other generally commercially available licenses.

3.9            Deposit and Securities Accounts. Schedule E contains a list of all Deposit Accounts and Securities Accounts of Grantor, including the name of the financial institution at which such account is maintained and the account number of such account. No deposit account control agreements or securities account control agreements exist with respect to any of Grantor’s Deposit Accounts or Securities Accounts. Without limiting the generality of the foregoing, within thirty (30) days after the date of this Agreement, Grantor shall deliver to Secured Party for each Deposit Account and Securities Account set forth on Schedule E (other than an Excluded Account) a duly executed control agreement in favor of Secured Party in form and substance reasonably satisfactory to Secured Party. In addition, within thirty (30) days after Grantor opens or acquires any Deposit Account or Securities Account (other than an Excluded Account), Grantor shall deliver to Secured Party for each such new Deposit Account or Securities Account a duly executed control agreement in favor of Secured Party in form and substance reasonably satisfactory to Secured Party.

3.10          Commercial Tort Claims. All of Grantor’s Commercial Tort Claims having a value reasonably believed by Grantor to be, individually or in the aggregate, in excess of $1,000,000 (as determined by Grantor in good faith) belonging to Grantor are listed on Schedule F (such Schedule to be supplemented from time to time in accordance with Section 4.3).

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Article IV

COVENANTS

Grantor, from and after the date hereof until the Termination Date, agrees:

4.1            General.

(a)            Financing Statements and Other Actions; Defense of Title. Grantor hereby authorizes Secured Party to file, and if requested will execute and deliver to Secured Party, all financing statements describing the Collateral owned by Grantor and other documents and take such other actions as may from time to time reasonably be requested by Secured Party in order to maintain a perfected security interest in the Collateral owned by Grantor. Such financing statements may describe the Collateral as all assets of Grantor or may contain an indication or description of collateral that describes such property in any other manner as Secured Party may determine, in its reasonable discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to Secured Party herein. In the event the security interest of Secured Party in any Collateral owned by Grantor may be perfected by Control, at the request of Secured Party, Grantor shall deliver to Secured Party an agreement satisfactory to Secured Party in order for it to obtain and maintain Control of such Collateral. At least ten (10) Business Days prior to opening any new Deposit Account or Securities Account, Grantor shall provide written notice thereof to Secured Party, such notice to include the name, location, intended purpose and anticipated balance of funds to be held in such Deposit Account or Securities Account.

(b)            Change in Corporate Existence, Type or Jurisdiction of Organization, Location, Name. Grantor will (i) preserve its existence and organizational structure as in effect on the Effective Date (or as of the date such Person becomes a Grantor hereunder), except as otherwise permitted under the Funding Agreement; and (ii) at least thirty (30) days (or such later date as may be agreed to by Secured Party in its sole discretion) before Grantor makes any change after the Effective Date in its (A) legal name or (B) organizational structure, including its jurisdiction of organization, provide written 0notice to Secured Party of such action, clearly describing such change and providing such other information in connection therewith as Secured Party may reasonably request.

(c)            Other Financing Statements. Prior to the Termination Date, Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection herewith without the prior written consent of Secured Party, subject to Grantor’s rights under Section 9-509(d)(2) of the UCC.

(d)            Disposition of Collateral. Grantor shall not sell, lease or otherwise dispose, discount or factor, with or without recourse, any Collateral except as permitted by the Funding Agreement.

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4.2            Intellectual Property. If, after the date hereof, Grantor obtains ownership rights to, including, but not limited to, filing and acceptance of a statement of use or an amendment to allege use with the United States Patent and Trademark Office, or applies for or seeks registration of (other than applications for Trademarks filed in the United States Patent and Trademark Office, or any successor office thereto pursuant to 15 U.S.C. §1051 Section 1(b)), any new patentable invention, Trademark or Copyright in addition to the Patents, Trademarks and Copyrights described in Schedule B, in each case that constitutes Collateral, then Grantor shall give Secured Party written notice as part of each Quarterly Report delivered to Secured Party under the Funding Agreement. Grantor agrees to execute and deliver to Secured Party, or record with the applicable office or registry, within thirty (30) days (or such later date as may be agreed to by Secured Party) of delivery of the applicable Quarterly Report, any supplement to this Security Agreement, any Copyright Security Agreement, any Patent Security Agreement, any Trademark Security Agreement and any other document reasonably requested by Secured Party to evidence Secured Party’s security interest in such new application or registration (to the extent Grantor has an obligation to perfect a security interest or lien in such Collateral hereunder) in a form appropriate for recording in the applicable federal office. Grantor also hereby authorizes Secured Party to modify this Security Agreement unilaterally (i) by amending Schedule B to include any future Patents, Trademarks and/or Copyrights of which Secured Party receives notification from Grantor pursuant hereto and (ii) by recording, in addition to and not in substitution for this Security Agreement, a duplicate original of this Security Agreement containing in Schedule B a description of such future Patents, Trademarks and/or Copyrights.

4.3            Commercial Tort Claims. If, after the date hereof, Grantor identifies the existence of a Commercial Tort Claim constituting Collateral having a value reasonably believed by Grantor to be, individually or in the aggregate, in excess of $1,000,000 (as determined by Grantor in good faith) belonging to Grantor that has arisen in the course of Grantor’s business in addition to the Commercial Tort Claims then described in Schedule F, then Grantor shall promptly provide Secured Party with an amended or supplemented Schedule F to reflect such additional Commercial Tort Claims, but in any event not less frequently than quarterly. Grantor agrees to execute and deliver to Secured Party any other document reasonably requested by Secured Party to evidence the grant of a security interest therein in favor of Secured Party.

4.4            Further Assurances. Grantor agrees that from time to time Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Secured Party may reasonably request, in order to perfect and protect the security interests granted hereby, to create, perfect or protect the security interests purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral; provided that, (i) no action will be required of Grantor to the extent such action would (A) result in (1) a breach of Applicable Laws relating to corporate benefit, financial assistance, fraudulent preference, related or connected persons transactions, thin capitalization, capital maintenance or other Applicable Laws, or (2) any material risk to the officers of Grantor of breach of fiduciary duties or civil or criminal liability, (B) result in costs that are materially disproportionate to the benefit obtained by Secured Party by reference to the costs of creating or perfecting such security interests versus the value of the assets being secured (as reasonably determined by Secured Party), or (C) impose an undue administration burden on, or material inconvenience to the ordinary course of operations of, Grantor of such security interest, in each case which is materially disproportionate to the benefit obtained by Secured Party (as reasonably determined by Secured Party). Grantor shall furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party reasonably requests, all in reasonable detail and in form and substance reasonably satisfactory to Secured Party.

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Article V

DEFAULT AND REMEDIES

5.1           Events of Default. The occurrence of any one or more of the following events shall be an event of default hereunder (each, an “Event of Default”):

(a)            Payments. Grantor fails to make any payment when due under the Funding Agreement.

(b)            Funding Agreement Default. An Event of Default under the Funding Agreement or any other document entered into in connection with the Funding Agreement.

(c)            Collateral Loss or Destruction. Any material loss, theft, substantial damage, or destruction of Collateral not fully covered by insurance, or as to which insurance proceeds are not (i) used to replace or repair such damaged Collateral or (ii) remitted to Secured Party, in either case within thirty (30) days of the loss.

(d)            Collateral Sale, Lease or Encumbrance. Any sale, lease, license, or encumbrance of any Collateral not specifically permitted herein or under the Funding Agreement without the prior written consent of Secured Party.

(e)            Levy, Seizure or Attachment. The making of any levy, seizure, or attachment on or of Collateral which is not removed within fifteen (15) days.

(f)             Unauthorized Collection of Collateral. Any attempt, outside the ordinary course of business, to collect, cash in or otherwise recover deposits that constitute Collateral.

(g)            Unauthorized Termination. Any attempt to terminate, revoke, rescind, modify, or violate the terms of this Agreement without the prior written consent of Secured Party, except for any termination specifically permitted under the Funding Agreement.

(h)            Impairment of Security. If any Lien granted hereunder shall terminate (except in accordance with its terms) or shall cease to be a first priority perfected security interest in favor of Secured Party (subject to the Permitted Encumbrances or other security interests or claims approved by Secured Party).

(i)              Insolvency. An Insolvency Event occurs with respect to Grantor.

Upon the occurrence of an Event of Default, the Allowed Bridge Claim Amount shall immediately be due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Grantor.

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5.2            Remedies.

(a)           Secured Party may, upon the occurrence and during the continuation of any Event of Default, exercise any or all of the following rights and remedies:

(i)               Those rights and remedies provided in this Security Agreement or the Funding Agreement; provided that this clause (i) shall not be construed to limit any rights or remedies available to Secured Party prior to or after an Event of Default.

(ii)              Those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other Applicable Law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) or in equity when a debtor is in default under a security agreement.

(iii)            Without notice except as specifically provided in Section 7.1 hereof or elsewhere herein, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as Secured Party may deem commercially reasonable. Secured Party shall be entitled to credit bid and use and apply the Secured Obligations (or any portion thereof) as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by Applicable Law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(iv)             Instruct any Third Party purchaser of the Product in the Territory to make payments directly to Secured Party, transfer and register in its name or in the name of its nominee the whole or any part of the Collateral, exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations, exercise the voting and all other rights as a holder with respect thereto, collect and receive all dividends, interest, principal and other distributions made thereon and otherwise act with respect to the Collateral as though Secured Party was the outright owner thereof.

(b)           Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and such compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)           Secured Party shall be entitled to exercise the power of attorney provided in Section 7.4 hereof to execute, and cause to be acknowledged and notarized, an assignment of the entire right, title, and interest of Grantor in and to the Intellectual Property included in the Collateral, and record said assignment with the applicable agency or registrar.

(d)           Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase all or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Grantor hereby expressly waives and releases. Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim or modify any warranties of title or the like.

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(e)            Until Secured Party is able to effect a sale, lease, or other disposition of Collateral, Secured Party shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Secured Party. Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Secured Party’s remedies, with respect to such appointment without prior notice or hearing as to such appointment.

(f)             Notwithstanding the foregoing, Secured Party shall not be required to (i) make any demand upon, or pursue or exhaust any of its rights or remedies against, Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

5.3            License. For the purpose of enabling Secured Party to exercise its rights and remedies under this Section 5 or otherwise in connection with this Security Agreement, Grantor hereby grants to Secured Party an irrevocable, nonexclusive license exercisable after the occurrence and during the continuance of an Event of Default without payment or royalty or other compensation to Grantor to use, license or sublicense any Product IP Rights, including, such access as may be reasonably necessary to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof for the purpose of practicing the foregoing licenses.

5.4            Grantor’s Obligations Upon Event of Default. Upon the request of Secured Party after the occurrence and during the continuance of an Event of Default, Grantor will:

(a)            Assembly of Collateral. Assemble and make available to Secured Party the Collateral and all records relating thereto at any place or places specified by Secured Party.

(b)            Secured Party Access. Permit Secured Party and its representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral, or the books and records relating thereto, or both, to remove all or any part of the Collateral, or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay Grantor for such use and occupancy.

5.5            Proceeds. The proceeds of the Collateral shall be applied by Secured Party to payment of the Secured Obligations.

5.6           Costs and Expenses of Secured Party. Grantor hereby agrees to pay, on demand, any and all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Secured Party after the occurrence and during the continuance of an Event of Default, including costs and expenses in connection with: (a) workout, negotiation, or restructuring of the Funding Agreement, (b) any case involving Grantor under Title 11 of the United States Code or any receivership, assignment for the benefit of creditors, or other reorganization, liquidation, or other insolvency case or proceeding or (c) enforcing any rights or remedies under this Security Agreement, the Funding Agreement or any other document entered into in connection with this Security Agreement or the Funding Agreement, all of which foregoing costs and expenses shall be additional Secured Obligations.

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Article VI

WAIVERS, AMENDMENTS AND REMEDIES

No delay or omission of Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Event of Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver of any term, condition or provision of this Security Agreement shall be valid unless evidenced in a writing signed by Secured Party. This Security Agreement, including any attachments or exhibits hereto, may be amended, modified, or supplemented only by a written amendment or agreement signed by Secured Party and Grantor. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to Secured Party until the Termination Date.

Article VII

GENERAL PROVISIONS

7.1           Notice of Disposition of Collateral; Condition of Collateral. Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under Applicable Law, any notice made shall be deemed commercially reasonable if sent to Grantor, addressed as set forth in Article VIII, at least ten (10) days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix and state in the notice (if any) of such sale, and Grantor agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the UCC. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by Applicable Law, Grantor waives all claims, damages, and demands against Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of Secured Party as determined by a court of competent jurisdiction in a final and non-appealable judgment. To the extent it may lawfully do so, Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by Applicable Law) of any kind in connection with this Security Agreement or any Collateral. Grantor shall permit Secured Party and its representatives and agents, to inspect any of its Collateral or its books and financial records related thereto, to examine and make copies of its books of accounts and other financial records related to Collateral and to discuss matters pertaining to the Collateral with, and to be advised as to the same by, its officers at such reasonable times and intervals as Secured Party may designate. Grantor shall pay the expenses of Secured Party for all visits, inspections and examinations that are made while any Event of Default is continuing and otherwise with respect to one such annual visit, inspection and examination.

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7.2           Limitation on Secured Party’s Duty with Respect to the Collateral upon Sale. Secured Party shall have no obligation to clean-up or otherwise prepare the Collateral for sale. Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control; provided that Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession or under its control if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property. Secured Party shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that Applicable Law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Grantor acknowledges and agrees that it is commercially reasonable for Secured Party (i) to fail to incur expenses deemed significant by Secured Party to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors or other Persons obligated on Collateral or to remove Encumbrances on or any adverse claims against Collateral, (iv) to exercise collection remedies against account debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral. Grantor acknowledges that the purpose of this Section 7.2 is to provide non-exhaustive indications of what actions or omissions by Secured Party would be commercially reasonable in Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7.2. Without limitation upon the foregoing, nothing contained in this Section 7.2 shall be construed to grant any rights to Grantor or to impose any duties on Secured Party that would not have been granted or imposed by this Security Agreement or by Applicable Law in the absence of this Section 7.2.

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7.3            Secured Party’s Performance of Grantor’s Obligations. Without having any obligation to do so, and following a reasonable opportunity for Grantor to perform such obligations, Secured Party may perform or pay any obligation which Grantor has agreed to perform or pay in this Security Agreement and Grantor shall promptly reimburse Secured Party on demand for any reasonable amounts paid by Secured Party pursuant to this Section 7.3. Grantor’s obligation to reimburse Secured Party pursuant to the preceding sentence shall be a Secured Obligation payable on demand. Nothing in this Section 7.3 shall be interpreted as excusing Grantor from the performance of or imposing any obligation on Secured Party to cure or perform, any covenants or other promises of Grantor with respect to any of its obligations under this Security Agreement.

7.4            Authorization for Secured Party to Take Certain Action. Grantor irrevocably authorizes Secured Party at any time and from time to time in the sole discretion of Secured Party and appoints Secured Party as its attorney in fact (i) to execute on behalf of Grantor as debtor and to file financing statements, including amendments thereto and/or continuations thereof, necessary or desirable in Secured Party’s sole discretion to perfect and to maintain the perfection and priority of Secured Party’s security interest in the Collateral, (ii) after the occurrence and during the continuance of an Event of Default, to indorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment and/or continuation of a financing statement (which does not add new collateral or add a debtor) in such offices as Secured Party in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of Secured Party’s security interest in the Collateral, (iv) after the occurrence and during the continuance of an Event of Default, to apply the proceeds of any Collateral received by Secured Party to the Secured Obligations, (v) after the occurrence and during the continuance of an Event of Default, to contact, or direct Grantor to contact, all account debtors and other obligors on Accounts which constitute Collateral and instruct such account debtors and other obligors to make all payments directly to the Secured Party, (vi) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder or under the Funding Agreement) and (vii) after the occurrence and during the continuance of an Event of Default, to exercise all rights and remedies under Article V or otherwise under this Security Agreement and Grantor agrees to promptly reimburse Secured Party on demand for any reasonable payment made or any reasonable expense incurred by Secured Party in connection therewith; provided that (x) this authorization shall not relieve Grantor of any of its obligations under this Security Agreement or under the Funding Agreement and (y) nothing herein contained shall be construed as requiring or obligating Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

7.5           Specific Performance of Certain Covenants. Grantor acknowledges and agrees that a breach of the covenants contained in Section 5.3 hereof will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Secured Party to seek and obtain specific performance of other obligations of Grantor contained in this Security Agreement, that the covenants of Grantor contained in Section 5.3 shall be specifically enforceable against Grantor.

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7.6            Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

7.7            Indemnification. Grantor shall indemnify and hold Secured Party harmless from and against any and all claims, losses and liabilities (including reasonable attorneys’ fees) actually incurred by Secured Party (a) arising out of claims, suits, actions or demands, in each case brought by a Third Party, or any settlements or judgments arising therefrom, or (b) arising from the enforcement of this Security Agreement and the security interests hereby created, except claims, losses or liabilities resulting from Secured Party’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. With respect to any claim for indemnification under clause (a) of the preceding sentence, the provisions of Section 10.2 of the Funding Agreement shall be incorporated herein, mutatis mutandis. Any liability of Grantor to indemnify and hold Secured Party harmless pursuant to the preceding sentence shall be part of the Secured Obligations. Grantor’s obligations under this Section 7.7 shall survive termination of this Security Agreement.

7.8           Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of Grantor, Secured Party and their respective successors and assigns (including all persons who become party to this Security Agreement as a Grantor), except that Grantor shall not have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of Secured Party. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Secured Party.

7.9            Survival of Representations. All representations and warranties of Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

7.10          Headings. The title of and section headings in this Security Agreement are for convenience of reference only and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

7.11          Termination. This Security Agreement shall continue in effect until the earlier of: (i) the termination of the Funding Agreement or (ii) the closing or consummation of a Qualifying Transaction (the “Termination Date”). Upon the Termination Date, Secured Party shall release Liens hereunder in accordance with Section 7.18 of this Security Agreement.

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7.12          Entire Agreement. This Security Agreement embodies the entire agreement and understanding between Grantor and Secured Party relating to the Collateral and supersedes all prior agreements and understandings among Grantor and Secured Party relating to the Collateral.

7.13          Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)            Governing Law. This Security Agreement shall be governed by and construed, interpreted, and enforced in accordance with the laws of New York, as applied to agreements executed and performed entirely in New York, without giving effect to the principles of conflicts of law thereof, other than Section 5-1401 of the New York General Obligations Law.

(b)            WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING IN CONNECTION WITH OR RELATING TO THIS SECURITY AGREEMENT OR ANY AGREEMENT ENTERED INTO PURSUANT HERETO AND AGREES THAT ANY SUCH SUIT, ACTION, OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

(c)             Equitable Relief and Expenses. Sections 11.4 and 11.5 of the Funding Agreement shall apply to this Security Agreement as if set out herein in full, mutatis mutandis. For the avoidance of doubt, the provisions of Section 11.3 of the Funding Agreement shall not apply to the exercise of any remedies that are available to Secured Party hereunder upon the occurrence and continuance of an Event of Default.

7.14          Severability. Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

7.15         Counterparts. This Security Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Security Agreement.

7.16         Security Interest Absolute. All rights of Secured Party hereunder, the grant of a security interest in the Collateral and all obligations of Grantor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Funding Agreement, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Funding Agreement or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations or (d) any other circumstance (other than payment in full of the Secured Obligations (other than inchoate obligations)) that might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Secured Obligations or in respect of this Security Agreement.

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7.17          Additional Grantors. Grantor agrees to provide prompt written notice to Secured Party of the formation or acquisition of any new subsidiary and such subsidiary shall be required to enter in this Security Agreement as a Grantor. Upon execution and delivery by Secured Party and any such new subsidiary of a Supplement to Security Agreement in the form of Exhibit I hereto, such subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

7.18          Release of Liens. Upon the termination of this Security Agreement in accordance with Section 7.11, Grantor shall automatically be released from its obligations under this Security Agreement, and the security interests in the Collateral created by this Security Agreement and the Funding Agreement shall be automatically released. In addition, upon any sale or other disposition by Grantor of any Collateral in a transaction that is not prohibited by the Funding Agreement (other than a disposition to another Grantor), the security interests in such Collateral created by this Security Agreement shall, upon written notice to Secured Party, be automatically released. In connection with any termination or release pursuant to this Section 7.18, Secured Party shall execute and deliver to Grantor all documents that Grantor shall reasonably request to evidence such termination or release.

Article VIII

NOTICES

8.1              Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent (and deemed received) in the manner and to the addresses set forth in Section 11.8 of the Funding Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each Grantor and Secured Party have executed this Security Agreement as of the date first above written.

GRANTOR:

Aceragen, Inc.

By:	/s/ John Taylor
Name:	John Taylor
Title:	CEO

GRANTOR:

Aceragen GmbH

By:	/s/ John Taylor
Name:	John Taylor
Title:	CEO

GRANTOR:

Aceragen, LLC

By:	/s/ John Taylor
Name:	John Taylor
Title:	CEO

GRANTOR:

Arrevus, Inc.

By:	/s/ John Taylor
Name:	John Taylor
Title:	CEO

IN WITNESS WHEREOF, each Grantor and Secured Party have executed this Security Agreement as of the date first above written.

SECURED PARTY:

NovaQuest Co-Investment Fund XV, L.P.

By: NQ POF V GP, Ltd., its general partner

By:	/s/ John L. Bradley, Jr.
Name:	John L. Bradley, Jr.
Title:	Director